UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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HECKMANN CORPORATION

(Name of Registrant as Specified in its Charter)

N/A

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75080 Frank Sinatra Drive

Palm Desert, California 92211

www.heckmanncorp.com

Dear Stockholder:

On behalf of the Board of Directors, I am pleased to invite you to attend the 2009 Annual Meeting of Stockholders of Heckmann Corporation (NYSE: HEK) to be held on Wednesday, May 6, 2009 at 10:00 a.m., Pacific Daylight Time, at the Company’s corporate offices located at 75080 Frank Sinatra Drive, Palm Desert, California 92211.

The meeting will commence with a discussion and voting on the matters set forth in the accompanying Notice of Annual Meeting of Stockholders followed by a report on our operations.

The Notice of Annual Meeting of Stockholders and Proxy Statement, which more fully describe the formal business to be conducted at the meeting, follow this letter. A copy of our Annual Report to Stockholders for the fiscal year ended December 31, 2008 is also enclosed. We encourage you to carefully read these materials.

I urge you to participate in Heckmann Corporation’s Annual Meeting of Stockholders. Whether or not you plan to attend the meeting, your vote is very important and I encourage you to vote promptly. After reading the Proxy Statement, please promptly mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided. Alternatively, you may vote your shares via a toll-free number or over the Internet. Instructions regarding all three methods of voting are provided on the proxy card. If you do attend the Annual Meeting, you will of course have the right to revoke your proxy and vote in person if you so desire. If you hold your shares through an account with a broker, nominee, fiduciary or other custodian, please follow the instructions you receive from them to vote your shares.

Thank you for your ongoing support of and continued interest in Heckmann Corporation.

Sincerely,

Richard J. Heckmann

Chairman and Chief Executive Officer

April 2, 2009

75080 Frank Sinatra Drive

Palm Desert, California 92211

www.heckmanncorp.com

NOTICE OF THE 2009 ANNUAL MEETING OF STOCKHOLDERS

April 2, 2009

To our Stockholders:

Notice is hereby given that the 2009 Annual Meeting of Stockholders of Heckmann Corporation, a Delaware corporation, will be held on Wednesday, May 6, 2009, at 10:00 A.M., Pacific Daylight Time, at the Company’s corporate offices, located at 75080 Frank Sinatra Drive, Palm Desert, California 92211.

Only stockholders of record that own our common stock at the close of business on March 27, 2009 are entitled to notice of and to vote at this meeting. For ten days prior to the Annual Meeting, a complete list of our stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal executive offices located at 75080 Frank Sinatra Drive, Palm Desert, California 92211.

At the meeting, we will consider the following proposals described in detail in the accompanying Proxy Statement:

1.	To elect two Class I directors to hold office for a two-year term expiring at the annual meeting of stockholders to be held in 2011 and two Class II directors to hold office for a three-year term expiring at the annual meeting of stockholders to be held in 2012, or, in each case, until their respective successors are elected and qualified, or their earlier death, resignation or removal. The Board of Directors has nominated Lou Holtz and Edward A. Barkett for election as Class I directors at the meeting, and Dan Quayle and Andrew D. Seidel for election as Class II directors at the meeting.

2.	To approve an amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 500,000,000.

3.	To approve the Heckmann Corporation 2009 Equity Incentive Plan.

4.	To ratify the appointment of GHP Horwath, P.C. as our independent auditors for the fiscal year ending December 31, 2009.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement of the meeting.

By Order of the Board of Directors

Donald G. Ezzell

Vice President, General Counsel and Secretary

YOUR VOTE IS IMPORTANT: Whether or not you plan to attend the Annual Meeting of Stockholders, please vote your shares. If you received a paper copy of the proxy card by mail, you may mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. Alternatively, if you prefer you may vote your shares via telephone or the Internet, as described in the accompanying materials. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares.

75080 Frank Sinatra Drive

Palm Desert, California 92211

i

ii

75080 Frank Sinatra Drive

Palm Desert, California 92211

www.heckmanncorp.com

INTERNET AVAILABILITY OF PROXY MATERIALS

Our Proxy Statement is attached. Financial and other information concerning Heckmann Corporation is contained in our Annual Report to Stockholders for the fiscal year ended December 31, 2008.

A complete set of proxy materials relating to our Annual Meeting is available on the Internet. These materials, consisting of the Notice of Annual Meeting, Proxy Statement, proxy card and Annual Report to Stockholders, may be viewed at www.heckmanncorp.com in the “SEC Filings” area of the website.

75080 Frank Sinatra Drive

Palm Desert, California 92211

www.heckmanncorp.com

PROXY STATEMENT FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 6, 2009.

The accompanying proxy is solicited by the Board of Directors (“Board”) of Heckmann Corporation, a Delaware corporation, (the “Company”), for use at its annual meeting of stockholders to be held on May 6, 2009 (“Annual Meeting”), or any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. We first mailed this proxy statement (“Proxy Statement”) and the enclosed proxy card to stockholders on April 2, 2009. You are cordially invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

SOLICITATION AND VOTING

Voting Rights and Outstanding Shares

Only stockholders of record as of the close of business on March 27, 2009 will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof. As of that date, we had 110,074,223 shares of common stock outstanding, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record as of that date is entitled to one vote for each share of common stock held by such stockholder. Our Bylaws provide that a majority of the outstanding shares of our common stock entitled to vote, whether present in person or represented by proxy, shall constitute a quorum for the transaction of business at the meeting. Votes for and against, abstentions and “broker non-votes” (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will each be counted as present for purposes of determining the presence of a quorum.

Vote Required

If a quorum is present, the votes required for the four proposals to be considered at the Annual Meeting and the treatment of abstentions and broker non-votes in respect of such proposals are as follows:

•

Proposal 1: The two nominees for Class I director and the two nominees for Class II director receiving the highest number of votes will be elected Class I and Class II directors, respectively. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will not have any effect on the election of directors.

•

Proposal 2: The affirmative vote of the holders of a majority of the issued and outstanding shares of our common stock is required to approve the amendment to our Certificate of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 500,000,000. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present and will have the same effect as a negative vote on this proposal.

•

Proposal 3: The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy at the Annual Meeting is required to approve the Heckmann Corporation 2009 Equity Incentive Plan. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. Abstentions will have the same effect as a negative vote on this proposal. Broker non-votes will have not have any effect on the outcome of this proposal.

•

Proposal 4: The affirmative vote of the holders of a majority of the shares of our common stock present or represented by proxy and voting at the Annual Meeting is required to approve the ratification of the selection of our independent auditors. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will not have any effect on the outcome of this proposal.

Solicitation of Proxies

We will bear the expense of soliciting proxies. Our directors, officers, and other employees, without additional compensation, may also solicit proxies personally or in writing, by telephone, e-mail, or otherwise. We are required to request that brokers and nominees who hold stock in their names furnish our proxy materials to the beneficial owners of the stock, and we will reimburse these brokers and nominees for their reasonable expenses incurred in so doing.

Voting Instructions

All shares of our common stock represented by properly executed proxies received before or at the Annual Meeting will, unless the proxies are revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on a proxy, the shares represented by such proxy will be voted as the Board recommends on each proposal. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment. A stockholder giving a proxy has the power to revoke his or her proxy at any time before it is exercised by delivering to the Secretary of the Company a written notice revoking the proxy or a duly executed proxy with a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, in and of itself, constitute revocation of a proxy.

Stockholders whose shares are registered in their own names may vote (1) by returning a proxy card, (2) via the Internet or (3) by telephone. Specific instructions to be followed by any registered stockholder interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. The Internet and telephone voting procedures are designed to authenticate the stockholder’s identify and to allow the stockholder to vote his or her shares and confirm that his or her voting instructions have been properly recorded. If you do not wish to vote via the Internet or telephone, please complete, sign and return the proxy card.

PROPOSAL 1—ELECTION OF DIRECTORS

(Item 1 on Proxy Card)

Background

We have a classified Board currently consisting of six members, all but one of whom are non-employee directors, divided into three classes (Class I, Class II and Class III). Directors in each class are elected to serve for three-year staggered terms that expire in successive years. Our Class I directors’ terms were intended to expire in 2008 under our Certificate of Incorporation and our Class II directors’ terms are intended to expire this year. However, we did not have an annual meeting in 2008, and the Annual Meeting is our first annual meeting of stockholders. Accordingly, we are holding an election for both our Class I directors and Class II directors at the Annual Meeting, with the Class I directors, if elected, to serve two-year terms and the Class II directors, if elected, to serve three-year terms.

In connection with our acquisition of China Water and Drinks Inc. in October 2008, our Board adopted resolutions increasing the size of the Board to eight members and, therefore, we have two vacancies on the Board. However, we are not holding an election at this time to fill these vacancies and proxies cannot be voted for a greater number of persons than the nominees named in this Proxy Statement. The Board is currently considering whether to fill these two vacancies or reduce the size of the Board to six members.

The Board has nominated Lou Holtz and Edward A. Barkett for election as Class I directors for two-year terms expiring at the annual meeting of stockholders to be held in 2011, and Dan Quayle and Andrew D. Seidel for election as Class II directors for three-year terms expiring at the annual meeting of stockholders to be held in 2012, or, in each case, until their successors are elected and qualified or their earlier death, resignation or removal. If the nominees decline to serve or become unavailable for any reason, or if any additional vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate. Each nominee has consented to being named in this Proxy Statement and has agreed to serve if elected.

Vote Required and Board Recommendation

If a quorum is present and voting, the two nominees for Class I director and the two nominees for Class II director receiving the highest number of votes will be elected as Class I and Class II directors, respectively. Abstentions and broker non-votes will be counted as shares present for purposes of determining the presence of a quorum, but will have no effect on the result of the vote. The principal occupation with our Company and certain other information is provided below with respect to the Class I and Class II nominees as well as the Class III directors whose terms of office will continue after the Annual Meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NOMINEES NAMED ABOVE.

Information Regarding Directors and Nominees

The following table sets forth information regarding our current directors, including the Class I and Class II nominees proposed to be elected at the Annual Meeting. There are no family relationships between any directors or named executive officers of the Company.

Name	Position with our Company	Age	Director Since
Class I Directors Nominated for Election at the 2009 Annual Meeting of Stockholders and Whose Terms, if Elected, Will Expire at the 2011 Annual Meeting of Stockholders:

Lou Holtz	Director	71	2007
Edward A. Barkett*	Director	42	2008

Class II Directors Nominated for Election at the 2009 Annual Meeting of Stockholders and Whose Terms, if Elected, Will Expire at the 2012 Annual Meeting of Stockholders:

Dan Quayle	Director	62	2007
Andrew D. Seidel	Director	46	2008

Class III Directors Whose Terms Expire at the 2010 Annual Meeting of Stockholders:

Richard J. Heckmann	Chairman and Chief Executive Officer	65	2007
Alfred E. Osborne, Jr.	Director	65	2007

*	On February 2, 2009, Mr. Barkett was appointed to the Board to fill the vacancy left by the resignation of Timothy L. Traff.

Nominees for Re-election at the 2009 Annual Meeting (Class I and Class II)

Lou Holtz has served as a director since May 2007. Mr. Holtz became a college football television analyst for ESPN in September 2005 after his retirement as the head football coach of the University of South Carolina in November 2004. Prior to joining the University of South Carolina in 1999, Mr. Holtz held various coaching positions, including 11 seasons at the University of Notre Dame from 1986 to 1996, two seasons at the University of Minnesota from 1984 to 1985, seven seasons at the University of Arkansas from 1977 to 1983, four seasons at North Carolina State University from 1972 to 1975 and three seasons at William and Mary from 1969 to 1971. Mr. Holtz spent 1976 as the head coach of the New York Jets of the National Football League. Mr. Holtz is a noted motivational speaker and is the author of The Fighting Spirit.

Edward A. Barkett has served as a director since February 2009. Mr. Barkett is the president and founder of Atlas Properties, Inc., a real estate development and management firm. Mr. Barkett is also a member of the board of directors of Basha’s, Inc. the largest grocery store chain in the State of Arizona, and a member of the board of directors of the San Joaquin Partnership, a public/private economic development corporation dedicated to job creation in San Joaquin County, California. For nearly 20 years, Mr. Barkett has been actively involved in building and managing complicated businesses, and in real estate investing, development, construction, leasing, and financing throughout the United States. Mr. Barkett received a Bachelor of Arts degree in Economics from the University of California at Los Angeles in 1988, and Juris Doctorate and Master of Real Estate Development degrees from the University of Southern California in 1991.

Dan Quayle has served a director since May 2007. Mr. Quayle served as a United States congressman and senator from the State of Indiana and as the 44th Vice President of the United States. During his tenure as Vice President, President George H.W. Bush named Mr. Quayle to head of the Council of Competitiveness, which worked to ensure America’s international competitiveness in the 21st century. Mr. Quayle has made official visits to numerous countries and was chairman of the National Space Council. Since leaving public office in 1993, Mr. Quayle has authored three books, including Standing Firm, A Vice-Presidential Memoir. He established and sold an insurance business in Indiana. For two years he was a distinguished visiting professor of international studies at Thunderbird, The American Graduate School of International Management in Phoenix, Arizona. In 1999, Mr. Quayle joined Cerberus Capital Management L.P., one of the world’s leading private investment firms, with over $27 billion in committed capital and offices in New York, Chicago, Los Angeles, Atlanta, London, Baarn (The Netherlands), Frankfurt, Osaka and Tokyo, and currently serves as chairman of Cerberus Global Investments. As chairman of Cerberus Global Investments, Mr. Quayle has been actively involved in new business sourcing and marketing for Cerberus in North America, Asia and Europe. Mr. Quayle is currently a director of Aozora Bank, Tokyo, Japan.

Andrew D. Seidel has served as a director since October 2008. Since 2006, Mr. Seidel has served as the Chief Executive Officer of Underground Solutions, Inc., a water infrastructure and pipeline company located in Poway, California. From 2000 to 2005, Mr. Seidel served as the Chief Executive Officer of United States Filter Corporation, then a wholly-owned subsidiary of Veolia Environment (NYSE: VE), until its sale to Siemens, AG. From 1991 to 1999, Mr. Seidel served as Chief Operating Officer for the Water & Wastewater Group of U.S. Filter. From 1990 to 1991, he was a senior consultant with Deloitte & Touche Management Consulting and from 1984 to 1989, he held various positions of increasing responsibility within the rocket motor engineering and specialty chemical divisions of Hercules, Inc. Mr. Seidel currently serves as an Advisory Council Member of Vantage Point Venture Partners, one of the largest clean technology funds in the world. Mr. Seidel has also served as a director of Aqua America (NYSE:WTR), United States Filter Corporation (NYSE:USF) and National Waterworks, a Thomas Lee/JP Morgan water infrastructure business that was sold to Home Depot in 2006. Mr. Seidel received his BSE in Chemical Engineering from the University of Pennsylvania in 1984, and his MBA from The Wharton School, University of Pennsylvania, in 1990.

Directors with Terms Expiring at the 2010 Annual Meeting (Class III)

Richard J. Heckmann has served as a director since May 2007. Mr. Heckmann previously served as Chief Executive Officer and Chairman of the board of directors of K2 Inc., a manufacturer of sporting goods equipment, until his retirement from K2 on August 8, 2007. K2 was acquired by Jarden Corporation on August 8, 2007, and Mr. Heckmann joined the board of directors of Jarden Corporation. During his tenure as Chairman and Chief Executive Officer of K2 beginning in November 2002, K2 (which was in workout status at that time) more than doubled revenues, which grew from approximately $582 million for the year ended December 31, 2002 to approximately $1.4 billion for the year ended December 31, 2006 and tripled net income which grew from approximately $12.1 million for the year ended December 31, 2002 to approximately $37.7 million for the year ended December 31, 2006. Prior to his involvement in K2, Mr. Heckmann founded United States Filter Corporation in 1990 and was its Chief Executive Officer. Through a series of acquisitions, United States Filter Corporation grew from annualized revenues of approximately $17 million in 1990 to over $5.0 billion in 1999, when it was acquired by Vivendi S.A. of Paris, France in March 1999 for approximately $8.2 billion, including the assumption of approximately $1.8 billion of debt. Mr. Heckmann has extensive experience with business acquisitions. While he was with United States Filter Corporation, it consummated over 150 acquisitions, ranging up to $1.7 billion in value. Mr. Heckmann was directly involved in locating targets and conducting business diligence with respect to a significant number of United States Filter Corporation’s and K2’s acquisitions. During Mr. Heckmann’s tenure at K2, K2 consummated over 20 acquisitions, the largest of which was valued at $150 million. Mr. Heckmann is also part owner of the National Basketball Association’s Phoenix Suns franchise. In 1971, Mr. Heckmann founded and became Chairman of the Board of Tower Scientific Corporation, which grew into the largest manufacturer of custom prosthetic devices in the United States. In 1977, Tower Scientific was acquired by the Hexcel Corporation. Mr. Heckmann is also a founding stockholder of Callaway Golf, Inc. Mr. Heckmann was appointed associate administrator for finance and investment of the Small Business Administration in Washington, D.C., from 1978 to 1979, where he was responsible for small business lending and venture capital investments made by the United States government. He served as a director of MPS Group, Inc. from April 2003 through March 2004, Philadelphia Suburban Corporation from August 2000 through February 2002, United Rentals, Inc. from October 1997 through May 2002, Waste Management Inc. from January 1994 through January 1999 and Station Casinos, Inc. from April 1999 through March 2001. In 2003, Mr. Heckmann was appointed to the Corporate Accountability and Listing Standards Committee, a special governance committee of the New York Stock Exchange. He also served as chairman of the Listed Company Advisory Committee of the New York Stock Exchange from 2001 to 2003.

Alfred E. Osborne has served as a director since May 2007. Dr. Osborne is the Senior Associate Dean at the UCLA Anderson School of Management, a position he assumed in July 2003. He has been employed as a professor at UCLA since 1972 and has served the school in various capacities over the years. Currently, he also serves as the faculty director of the Harold Price Center for Entrepreneurial Studies at UCLA, a position he has held since July 2003. Dr. Osborne is a member of the board of directors of Kaiser Aluminum, Inc., a fabricated aluminum products manufacturing company, EMAK Worldwide, Inc., a marketing services company, and Wedbush, Inc., a financial services and investment firm. Dr. Osborne also serves as a director of First Pacific Advisors’ Capital, Crescent and New Income Funds.

CORPORATE GOVERNANCE PRINCIPLES AND BOARD MATTERS

We believe that effective corporate governance is critical to our long-term success and ability to create value for our stockholders. In connection with our initial public offering, or IPO, and listing on the American Stock Exchange in November 2007 and our later listing on the New York Stock Exchange (“NYSE”) in May 2008, the Board reviewed our existing corporate governance policies and practices, as well as related provisions of The Sarbanes-Oxley Act of 2002, current and proposed rules of the SEC, and the corporate governance requirements of our stock exchange. Based upon its review, the Board has approved charters, policies, procedures and controls that we believe promote and enhance corporate governance, accountability, and responsibility with respect to the Company and a culture of honesty and integrity. Our corporate governance guidelines, code of business conduct and ethics, and the charters for each of our Board committees are available in the “Governance” section of our website at www.heckmanncorp.com, and are available free of charge upon request addressed to Secretary, Heckmann Corporation, 75080 Frank Sinatra Drive, Palm Desert, California 92211.

Director Independence

We currently have six directors on our Board. The rules of the NYSE require listed companies to have a board of directors with at least a majority of independent directors. For a director to qualify as independent, the Board must affirmatively determine that the director has no material relationship with the Company, either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. As required by SEC regulations, the Board has adopted independence standards based on NYSE rules. Under these standards, a director is not independent if:

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The director is, or has been within the last three years, an employee of the Company or any of its subsidiaries, or an immediate family member is, or has been within the last three years, an executive officer of the Company.

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The director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company (other than director or committee fees and pension and other forms of deferred compensation for prior service, provided such compensation is not contingent in any way on continued service).

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The director is a current employee, or an immediate family member is a current executive officer, or a company that has made payment to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million or 2% of such other company’s consolidated gross revenues.

•

The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

•

The director is a current partner or employee of a firm that is the Company’s internal or external auditor, or the director has an immediate family member who is a current partner of such a firm or is a current employee of such a firm and personally works on the Company’s audit, or the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Company’s audit within that time.

On the basis of these standards, the Board has determined that Messrs. Quayle, Osborne, Holtz, Seidel, and Barkett are independent under the NYSE rules.

Executive Sessions

NYSE rules require the Company’s non-management directors to meet at regularly scheduled executive sessions without management. Our Corporate Governance Guidelines, which are discussed more fully below under “Corporate Governance Guidelines,” provide that our non-management directors will meet in executive session without management directors or management present on a regularly scheduled basis, but not less than two times a year. We adopted our Corporate Governance Guidelines in connection with the listing of our common stock on the NYSE, which occurred on May 23, 2008, and, therefore, our non-management directors held only one executive session during 2008. The director to preside during the executive sessions is determined at the beginning of the meeting.

Committees and Meeting Attendance

The Board has an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. These committees were established in connection with our IPO process. Each of the Board committees operates under a written charter adopted by the Board. The Board committee charters are available in the “Governance” area of our website at www.heckmanncorp.com. Each committee consists of three persons, none of whom is employed by us and all of whom are independent under NYSE rules.

Members of the Audit Committee must also satisfy an additional SEC independence requirement, Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which provides that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than compensation in their capacity as director, or otherwise be an “affiliated person” of the Company. The Board has determined that Messrs. Osborne, Seidel, and Barkett, each of whom is a member of our Audit Committee, all satisfy the heightened SEC independence requirements for Audit Committee members.

The Board and its committees meet periodically in person and via conference calls throughout the year, and also held special meetings and act by written consent from time to time as appropriate. The Board held a total of three meetings during 2008, and the non-management members of the Board held one executive session. In 2008, each director attended all Board meetings held during the period for which such person served as a director, except Mr. Quayle missed one meeting. In addition, in 2008, each director, other than Mr. Quayle, attended at least 75% of the aggregate of the total number of meetings of the Board (held during the period for which such person served as a director) and the total number of meetings held by all Board committees on which such person served (during the periods that such person served).

The following table sets forth the three standing committees of the Board, the members of each committee during the last fiscal year and the number of meetings held by each committee.

Director	Audit Committee	Compensation Committee	Nominating and Governance Committee
Dan Quayle		Chair	Chair
Alfred E. Osborne, Jr.	Chair	X	X
Lou Holtz		X	X
Andrew Seidel	X
Edward A. Barkett	X
Number of Meetings held in 2008	3	2	2

Policy Regarding Director Attendance at Annual Meetings of Stockholders

Directors are strongly encouraged to attend our annual meetings of stockholders, and we currently expect all of our directors to be in attendance at the Annual Meeting on May 6, 2009.

Audit Committee

The members of the Audit Committee are Dr. Osborne (Chair), and Messrs. Seidel and Barkett. As noted above, all members of the Audit Committee meet the independence requirements of the NYSE and the additional independence requirements of the SEC. The Audit Committee’s written charter can be found in the “Governance” section of our website at www.heckmanncorp.com. The Audit Committee oversees our accounting and financial reporting processes, internal control systems, independent auditor relationships and the audits of our financial statements. The Audit Committee’s responsibilities include the following:

•	selecting and hiring of our independent auditors;

•	evaluating the qualifications, independence and performance of our independent auditors;

•	reviewing and approving the audit and non-audit services to be performed by our independent auditors;

•	reviewing the design, adequacy, implementation and effectiveness of our internal controls established for finance, accounting, legal compliance and ethics;

•	reviewing the design, adequacy, implementation and effectiveness of our critical accounting and financial policies;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;

•	reviewing with management and our independent auditors the results of our annual and quarterly financial statements;

•	reviewing with management and our independent auditors any earnings announcements or other public announcements concerning our operating results; and

•	reviewing and approving any related party transactions.

Audit Committee Financial Expert. The Board has also determined that Dr. Osborne and Mr. Seidel qualify as “audit committee financial experts” as defined under SEC rules and regulations implementing Section  407 of The Sarbanes-Oxley Act of 2002. The Audit Committee’s report appears on page 26 this Proxy Statement.

Compensation Committee

The members of the Compensation Committee of the Board are Mr. Quayle (Chair), Dr. Osborne, and Mr. Holtz. As noted above, all members of the Compensation Committee meet the independence requirements of the NYSE, and all are independent, outside directors within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and independent non-employee directors within the meaning of Rule 16b-3 promulgated under the Exchange Act. The Compensation Committee’s written charter can be found in the “Governance” section of our website at www.heckmanncorp.com. The Compensation Committee has responsibility for the review, evaluation and approval of executive compensation, including the compensation philosophy, policies and plans for our executive officers.

On behalf of the Board, the Committee monitors and assists the Board in determining compensation for our senior management, directors and employees. The Compensation Committee’s responsibilities include the following:

•	setting performance goals for our officers and reviewing their performance against these goals;

•	reviewing and recommending compensation and benefit plans for our officers and compensation policies for the Board and members of the Board committees;

•	reviewing the terms of offer letters to and employment agreements and arrangements with our officers;

•	independently assessing external market information on industry compensation practices;

•

reviewing and discussing with the Company’s management the section of this Proxy Statement entitled “Compensation Discussion and Analysis” and determining whether to recommend to the Board that such section be included in our Proxy Statement and in our annual report on Form 10-K; and

•	producing an annual report on executive compensation for inclusion in our Proxy Statement.

The Board and the Compensation Committee do not discuss or make decisions regarding an executive officer’s compensation in the presence of such executive officer. For more information on the responsibilities and activities of the Compensation Committee, including the committee’s processes for determining executive compensation, see “Compensation Discussion and Analysis” appearing on page 28 and the Compensation Committee’s report on page 30 of this Proxy Statement.

Nominating and Governance Committee

The members of the Nominating and Governance Committee are Mr. Quayle (Chair), Dr. Osborne, and Mr. Holtz. As noted above, all members of the Nominating and Governance Committee meet the independence requirements of the NYSE. The Nominating and Governance Committee’s written charter can be found in the “Governance” section of our website at www.heckmanncorp.com. On behalf of the Board, the Nominating and Governance Committee assists the Board by identifying individuals qualified to become directors consistent with criteria established by the Board. The Nominating and Governance Committee’s responsibilities include the following:

•	evaluating the composition, size and governance of the Board and its committees and making recommendations regarding future planning and the appointment of directors to committees of our Board;

•	administering a policy for considering nominees for election to the Board;

•	overseeing our director’s performance and self-evaluation process;

•	developing continuing education programs for the Board;

•	reviewing our Corporate Governance Guidelines and providing recommendations to the Board regarding possible changes; and

•	reviewing and monitoring compliance with our Code of Business Conduct and Ethics and our insider trading policy.

Selection of Board Nominees

The Nominating and Governance Committee reviews the qualifications of potential director candidates in accordance with its charter and our Corporate Governance Guidelines, which are discussed below.

The Nominating and Governance Committee’s consideration of a candidate as a director includes assessment of the individual’s understanding of our business, the individual’s professional and educational background, skills, and abilities and potential time commitment and whether such characteristics are consistent with our Corporate Governance Guidelines and other criteria established by the Nominating and Governance Committee from time to time. To provide such a contribution to the Company, a director must generally possess one or more of the following, in addition to personal and professional integrity:

•	experience in corporate management;

•	experience with complex business organizations;

•	experience as a board member or officer of another publicly held company;

•	diversity of expertise and experience in substantive matters related to the Company’s business; and

•	practical and mature business judgment.

The Nominating and Governance Committee may also adopt such procedures and criteria not inconsistent with our Corporate Governance Guidelines as it considers advisable for the assessment of director candidates. Other than the foregoing, there are no stated minimum criteria for director nominees. The Nominating and Governance Committee does however recognize that at least one member of the Board should meet the criteria for an “audit committee financial expert” as defined by SEC rules, and that at least a majority of the members of the Board must meet the definition of “independent director” under NYSE rules.

The Board nominees named in this Proxy Statement were approved by the Nominating and Governance Committee for inclusion in this Proxy Statement and were each recommended by other members of the Board as well as the Chief Executive Officer.

Stockholder Nominations

Pursuant to our Bylaws, only persons who are nominated in accordance with the following procedures are eligible for election as directors. Nominations of persons for election to the Board may be made at an annual meeting of stockholders only (1) by or at the direction of the Board or (2) by a stockholder who is a stockholder of record at the time of the giving of the required notice described below, who is entitled to vote for the election of directors at the meeting, and who complies with the following notice procedures. All nominations by stockholders must be made pursuant to timely notice in in proper written form to our Secretary.

Our Bylaws provide that to be timely, a stockholder’s notice must be delivered to our Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is advanced by more than 30 days prior to or more than 60 days after the anniversary of the prior year’s annual meeting, notice of nominations by a stockholder for the current year’s annual meeting must be delivered not earlier than the close of business on the 120 th calendar day prior to such annual meeting nor later than the close of business on the 10 th calendar day following the earlier of (1) the day on which notice of the meeting was mailed or (2) the day on which we first publicly announce the date of such meeting.

To be in proper written form, our Bylaws provide that a stockholders’ notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business, and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting.

In addition, the stockholder’s notice to our Secretary with respect to persons that the stockholder proposes to directly nominate as a director must set forth (a) as to each individual whom the stockholder proposes to nominate, all information relating to the person that is required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, pursuant to Regulation 14A (or any successor provisions) under the Exchange Act (including their name, age, business address, residence address, principal occupation or employment, the number of shares beneficially owned by such candidate, and the written consent of the such person to be named in the proxy statement as a nominee and to serve as a director if elected) and (b) as to the stockholder proposing to make such nomination, the same information as is described above with respect to proposals to be made by a stockholder.

The Nominating and Governance Committee will consider all stockholder recommendations for candidates for the Board, which should be sent to the Nominating and Governance Committee, c/o Secretary, Heckmann Corporation, 75080 Frank Sinatra Drive, Palm Desert, California 92211.

The Nominating and Governance Committee will evaluate recommendations for director nominees submitted by directors, management or qualifying stockholders in the same manner, using the criteria stated above. All directors and director nominees will be required to submit a completed directors’ and officers’ questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Governance Committee.

Stockholder Communications with the Board

Stockholders may communicate with any of the Company’s directors, including the chair of any of the committees of the Board or the non-management directors as a group by writing to them c/o Secretary, Heckmann Corporation, 75080 Frank Sinatra Drive, Palm Desert, California 92211. Please specify to whom your correspondence should be directed. The Secretary will promptly forward all correspondence to the Board or any specific committee member, as indicated in the correspondence, except for junk mail, mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. The Company’s Secretary may forward certain correspondence, such as product-related or service-related inquiries, elsewhere within the Company for review and possible response.

Code of Business Conduct and Ethics

The Company has a Code of Business Conduct and Ethics that is applicable to all directors, officers and employees of the Company. The Code of Business Conduct and Ethics is available in the “Governance” section of the Company’s website at www.heckmanncorp.com and a printed copy may also be obtained by any stockholder upon request. Requests for copies should be directed to the Heckmann Corporation, 75080 Frank Sinatra Drive, Palm Desert, California 92211, Attention: Secretary. The Company intends to post amendments to or waivers, if any, from its Code of Business Conduct and Ethics (to the extent applicable to the Company’s directors or its chief executive officer, principal financial officer, or principal accounting officer) at this location on its website. Among other matters, this Code of Business Conduct and Ethics is designed to promote:

•	honest and ethical conduct;

•	avoidance of conflicts of interest;

•	full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in our other public communications;

•	compliance with applicable governmental laws and regulations and stock exchange rules;

•	prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

•	accountability for adherence to the code.

Corporate Governance Guidelines

The Company has adopted Corporate Governance Guidelines that we believe reflect the Board’s commitment to a system of governance that enhances corporate responsibility and accountability. The Nominating and Governance Committee is responsible for implementing the guidelines and making recommendations to the Board concerning corporate governance matters. The guidelines are available in the “Governance” section of our website at www.heckmanncorp.com. We will also furnish copies of the guidelines to any person who requests them. Requests for copies should be directed to the Heckmann Corporation, 75080 Frank Sinatra Drive, Palm Desert, California 92211, Attention: Secretary.

Among other matters, the guidelines include the following:

•	Membership on the Board will be made of up a majority of independent directors who, at a minimum, meet the criteria for independence required by NYSE rules.

•	Non-management directors will meet in executive session without management directors or management present on a regularly schedules basis, but no less than two (2) times a year.

•	The Board and its committees will each conduct an annual self-evaluation.

•	Directors are asked to attend all meetings of the Board and of the committees of which they are members.

•	Directors should ensure that the Company’s business is conducted with the highest standards ethical conduct and in conformity with applicable laws and regulations.

•	To effectively discharge their oversight duties, directors have full and free access to our officers and employees.

Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Messrs. Quayle, Holtz, and Dr. Osborne. There were no interlocks or insider participation between any member of the Board or Compensation Committee and any member of the board of directors or compensation committee of another company.

PROPOSAL 2—AMENDMENT OF OUR CERTIFICATE OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES

OF COMMON STOCK FROM 250,000,000 TO 500,000,000

(Item 2 on Proxy Card)

Background

Under Delaware law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”). The Certificate of Incorporation currently authorizes the issuance of up to 250,000,000 shares of common stock. However, as of March 27, 2009, 110,074,223 shares of common stock were issued and outstanding, leaving 139,925,777 shares of common stock unissued and unreserved. If stockholders approve Proposal 3 regarding the establishment of the Heckmann Corporation 2009 Equity Incentive Plan, then 5,000,000 shares will be reserved for issuance under such plan, leaving only 134,925,777 shares of common stock as unissued and unreserved. In order to ensure sufficient shares of common stock will be available for issuance by the Company, the Board has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of shares of common stock authorized for issuance from 250,000,000 to  500,000,000.

Purpose and Effect of the Amendment

The principal purpose of the proposed amendment to the Certificate of Incorporation is to authorize additional shares of common stock to be available for issuance in the event the Board determines that it is necessary or appropriate to issue shares of common stock in connection with approved stock dividends, capital raising activities, acquisitions, the establishment of strategic relationships with corporate partners, the grant of equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that the Board needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with a contemplated issuance of common stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law or NYSE rules.

The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or NYSE rules. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, such an issuance could be dilutive to existing stockholders. The holders of common stock have no preemptive rights and the Board has no plans to grant such rights with respect to any such shares.

The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change-in-control of the Company without further action by the stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law and NYSE rules, be issued in one or more transactions which would make a change-in-control of the Company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of the Company.

The Board is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

If the proposed amendment is approved by the stockholders, the first paragraph of Article Fourth of our Certificate of Incorporation will be amended to read as follows:

(a)	Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is five-hundred one million (501,000,000) shares of capital stock, consisting of (i) five-hundred million (500,000,000) shares of common stock, par value $0.001 per share (the “common stock”), and (ii) one million (1,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

The additional shares of common stock to be authorized pursuant to the proposed amendment will have a par value of $0.001 per share and be of the same class of common stock as is currently authorized under the Certificate of Incorporation. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of our capital stock except in connection with the proposed Heckmann Corporation 2009 Equity Incentive  Plan.

Vote Required and Board Recommendation

Approval of this proposal requires the affirmative vote of a majority of the issued and outstanding shares of common stock. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present and will have the same effect as a negative vote on this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE

THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

FROM 250,000,000 TO 500,000,000 SHARES.

PROPOSAL 3—APPROVAL OF THE

HECKMANN CORPORATION 2009 EQUITY INCENTIVE PLAN

(Item 3 on Proxy Card)

Background

At the Annual Meeting, the stockholders will be asked to approve the Heckmann Corporation 2009 Equity Incentive Plan (the “Plan”). The Board adopted the Plan on March 9, 2009, subject to and effective upon its approval by stockholders.

We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools our Board regards as essential in addressing these human resource challenges is a competitive equity incentive program. Our employee stock incentive program will provide a range of incentive tools and sufficient flexibility to permit the Board’s Compensation Committee to implement them in ways that will make the most effective use of the shares our stockholders authorize for incentive purposes. We intend to use these incentives to attract new key employees and to continue to retain existing key employees, directors and other service providers for the long-term benefit of the Company and its stockholders.

The Plan authorizes the Compensation Committee to provide incentive compensation in the form of stock options, stock appreciation rights, restricted stock and restricted stock units, performance shares and units, other stock-based awards and cash-based awards. Some of the key features of the Plan include:

•	No more than 5,000,000 shares may be issued under the Plan, representing less than 5% of our currently issued and outstanding shares of common stock.

•	No more than 2,000,000 of those authorized shares may be issued in the form of “full value” awards, such as restricted stock and restricted stock units.

•	No employee may receive awards under the Plan for more than 500,000 shares in any fiscal year.

•	The Plan will be administered by the Board’s Compensation Committee, which is comprised solely of independent, non-employee directors.

•	No discount from fair market value is permitted in setting the exercise price of stock options and stock appreciation rights.

•	No repricing of stock options or stock appreciation rights is permitted without stockholder approval.

•	The Plan has a fixed term of 10 years.

In addition, the Plan is designed to preserve the Company’s ability to deduct in full for federal income tax purposes the compensation recognized by its executive officers in connection with certain types of awards. Section 162(m) of the Code generally denies a corporate tax deduction for annual compensation exceeding $1 million paid to the chief executive officer or any of the three other most highly compensated officers of a publicly held company other than the chief financial officer. However, qualified performance-based compensation is excluded from this limit. To enable compensation in connection with stock options, stock appreciation rights, certain restricted stock and restricted stock unit awards, performance shares, performance units and certain other stock-based awards and cash-based awards granted under the Plan to qualify as “performance-based” within the meaning of Section 162(m), the stockholders are being asked to approve certain material terms of the Plan. By approving the Plan, the stockholders will be specifically approving, among other things:

•	the eligibility requirements for participation in the Plan;

•	the maximum numbers of shares for which stock-based awards may be granted to an employee in any fiscal year;

•	the maximum dollar amount that a participant may receive under a cash-based award for each fiscal year contained in the performance period; and

•

the performance measures that may be used by the Compensation Committee to establish the performance goals applicable to the grant or vesting of awards of restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards that are intended to result in qualified performance-based compensation.

While we believe that compensation provided by such awards under the Plan generally will be deductible by the Company for federal income tax purposes, under certain circumstances, such as a change-in-control of the Company, compensation paid in settlement of certain awards may not qualify as performance-based.

The Board believes that the Plan will serve a critical role in attracting and retaining the high caliber employees, consultants and directors essential to our success and in motivating these individuals to strive to meet our goals. Therefore, the Board urges you to vote to approve the adoption of the Plan.

Summary of the Plan

The following summary of the Plan is qualified in its entirety by the specific language of the Plan, a copy of which is attached to this Proxy Statement as Appendix A.

General. The purpose of the Plan is to advance the interests of the Company and its stockholders by providing an incentive program that will enable the Company to attract and retain employees, consultants and directors and to provide them with an equity interest in the growth and profitability of the Company. These incentives are provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, other stock-based awards and cash-based awards.

Authorized Shares. A total of 5,000,000 shares of the Company’s common stock will be authorized for issuance under the Plan if it is approved by the stockholders. Shares issued under the Plan may consist of any combination of authorized but unissued or reacquired shares of the Company’s common stock.

Share Counting. If any award granted under the Plan expires or otherwise terminates for any reason without having been exercised or settled in full, or if shares subject to forfeiture or repurchase are forfeited or repurchased by the Company for not more than the participant’s purchase price, any such shares reacquired or subject to a terminated award will again become available for issuance under the Plan. Shares will not be treated as having been issued under the Plan and will therefore not reduce the number of shares available for issuance to the extent an award is settled in cash. Shares that are withheld or reacquired by the Company in satisfaction of a tax withholding obligation or that are tendered in payment of the exercise price of an option will not be made available for new awards under the Plan. Upon the exercise of a stock appreciation right or net-exercise of an option, the number of shares available under the Plan will be reduced by the gross number of shares for which the award is exercised.

Adjustments for Capital Structure Changes. Appropriate and proportionate adjustments will be made to the number of shares authorized under the Plan, to the numerical limits on certain types of awards described below, and to outstanding awards in the event of any change in our common stock through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares or similar change in our capital structure, or if we make a distribution to our stockholders in a form other than common stock (excluding normal cash dividends) that has a material effect on the fair market value of our common stock. In such circumstances, the Compensation Committee also has the discretion under the Plan to adjust other terms of outstanding awards as it deems appropriate.

Full Value Award Limit. In addition to the limitation described above on the total number of shares of our common stock that will be authorized for issuance under the Plan, the plan limits the number of shares that may be issued under certain types of awards, subject to adjustment as described above under “Share Counting and Adjustments for Capital Structure Changes.” No more than 2,000,000 shares may be issued under the Plan pursuant to “full value awards,” which are defined by the Plan as awards settled in stock other than an option, stock appreciation right or restricted stock or other stock-based award for which the company will receive monetary consideration equal to the grant date fair market value of the shares subject to the award.

Other Award Limits. To enable compensation provided in connection with certain types of awards to qualify as “performance-based” within the meaning of Section 162(m) of the Code, the Plan establishes a limit on the maximum aggregate number of shares or dollar value for which such awards may be granted to an employee in any fiscal year, as follows:

•	No more than 500,000 shares under stock-based awards.

•	No more than $2,500,000 for each full fiscal year contained in the performance period under cash-based awards.

Administration. The Plan generally will be administered by the Compensation Committee of the Board, although the Board retains the right to appoint another of its committees to administer the Plan or to administer the Plan directly. In the case of awards intended to qualify for the performance-based compensation exemption under Section 162(m) of the Code, administration of the Plan must be by a compensation committee comprised solely of two or more “outside directors” within the meaning of Section 162(m). (For purposes of this summary, the term “Committee” will refer to either such duly appointed committee or the Board.) Subject to the provisions of the Plan, the Committee determines in its discretion the persons to whom and the times at which awards are granted, the types and sizes of awards, and all of their terms and conditions. The Committee may, subject to certain limitations on the exercise of its discretion required by Section 162(m) or otherwise provided by the Plan, amend, cancel or renew any award, waive any restrictions or conditions applicable to any award, and accelerate, continue, extend or defer the vesting of any award. The Plan provides, subject to certain limitations, for indemnification by the Company of any director, officer or employee against all reasonable expenses, including attorneys’ fees, incurred in connection with any legal action arising from such person’s action or failure to act in administering the Plan. All awards granted under the Plan will be evidenced by a written or digitally signed agreement between the Company and the participant specifying the terms and conditions of the award, consistent with the requirements of the Plan. The Committee will interpret the Plan and awards granted thereunder, and all determinations of the Committee generally will be final and binding on all persons having an interest in the Plan or any award.

Prohibition of Option and Stock Appreciation Right Repricing. The Plan expressly provides that, without the approval of a majority of the votes cast in person or by proxy at a meeting of our stockholders, the Committee may not provide for any of the following with respect to underwater options or stock appreciation rights: (1) either the cancellation of such outstanding options or stock appreciation rights in exchange for the grant of new options or stock appreciation rights at a lower exercise price or the amendment of outstanding options or stock appreciation rights to reduce the exercise price, (2) the issuance of new full value awards in exchange for the cancellation of such outstanding options or stock appreciation rights, or (3) the cancellation of such outstanding options or stock appreciation rights in exchange for payments in cash.

Eligibility. Awards may be granted to employees, directors and consultants of the Company or any present or future parent or subsidiary corporation or other affiliated entity of the Company. Incentive stock options may be granted only to employees who, as of the time of grant, are employees of the Company or any parent or subsidiary corporation of the Company. As of March 27, 2009, we had approximately 1,181 employees, including five executive officers, and four non-employee directors who would be eligible under the Plan.

Stock Options. The Committee may grant nonstatutory stock options, incentive stock options within the meaning of Section 422 of the Code, or any combination of these. The exercise price of each option may not be less than the fair market value of a share of our common stock on the date of grant. However, any incentive stock option granted to a person who at the time of grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company (a “10% Stockholder”) must have an exercise price equal to at least 110% of the fair market value of a share of common stock on the date of grant. On March 27, 2009, the closing price of our common stock as reported on the NYSE was $4.73 per share.

The Plan provides that the option exercise price may be paid in cash, by check, or cash equivalent; by means of a broker-assisted cashless exercise; by means of a net-exercise procedure; to the extent legally permitted, by tender to the Company of shares of common stock owned by the participant having a fair market value not less than the exercise price; by such other lawful consideration as approved by the Committee; or by any combination of these. Nevertheless, the Committee may restrict the forms of payment permitted in connection with any option grant. No option may be exercised unless the participant has made adequate provision for federal, state, local and foreign taxes, if any, relating to the exercise of the option, including, if permitted or required by the Company, through the participant’s surrender of a portion of the option shares to the Company.

Options will become vested and exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The maximum term of any option granted under the Plan is ten years, provided that an incentive stock option granted to a 10% Stockholder must have a term not exceeding five years. Unless otherwise permitted by the Committee, an option generally will remain exercisable for three months following the participant’s termination of service, provided that if service terminates as a result of the participant’s death or disability, the option generally will remain exercisable for 12 months, but in any event the option must be exercised no later than its expiration date, and provided further that an option will terminate immediately upon a participant’s termination for cause (as defined by the Plan).

Options are nontransferable by the participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant. However, an option may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee and, in the case of an incentive stock option, only to the extent that the transfer will not terminate its tax qualification.

Stock Appreciation Rights. The Committee may grant stock appreciation rights either in tandem with a related option (a “Tandem SAR”) or independently of any option (a “Freestanding SAR”). A Tandem SAR requires the option holder to elect between the exercise of the underlying option for shares of common stock or the surrender of the option and the exercise of the related stock appreciation right. A Tandem SAR is exercisable only at the time and only to the extent that the related stock option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Committee. The exercise price of each stock appreciation right may not be less than the fair market value of a share of our common stock on the date of grant.

Upon the exercise of any stock appreciation right, the participant is entitled to receive an amount equal to the excess of the fair market value of the underlying shares of common stock as to which the right is exercised over the aggregate exercise price for such shares. Payment of this amount upon the exercise of a Tandem SAR may be made only in shares of common stock whose fair market value on the exercise date equals the payment amount. At the Committee’s discretion, payment of this amount upon the exercise of a Freestanding SAR may be made in cash or shares of common stock. The maximum term of any stock appreciation right granted under the Plan is ten years.

Stock appreciation rights are generally nontransferable by the participant other than by will or by the laws of descent and distribution, and are generally exercisable during the participant’s lifetime only by the participant. If permitted by the Committee, a Tandem SAR related to a nonstatutory stock option and a Freestanding SAR may be assigned or transferred to certain family members or trusts for their benefit to the extent permitted by the Committee. Other terms of stock appreciation rights are generally similar to the terms of comparable stock options.

Restricted Stock Awards. The Committee may grant restricted stock awards under the Plan either in the form of a restricted stock purchase right, giving a participant an immediate right to purchase common stock, or in the form of a restricted stock bonus, in which stock is issued in consideration for services to the Company rendered by the participant. The Committee determines the purchase price payable under restricted stock purchase awards, which may be less than the then current fair market value of our common stock. Restricted stock awards may be subject to vesting conditions based on such service or performance criteria as the Committee specifies, including the attainment of one or more performance goals similar to those described below in connection with performance awards. Shares acquired pursuant to a restricted stock award may not be transferred by the participant until vested. Unless otherwise provided by the Committee, a participant will forfeit any shares of restricted stock as to which the vesting restrictions have not lapsed prior to the participant’s termination of service. Unless otherwise determined by the Committee, participants holding restricted stock will have the right to vote the shares and to receive any dividends paid, except that dividends or other distributions paid in shares will be subject to the same restrictions as the original award.

Restricted Stock Units. The Committee may grant restricted stock units under the Plan, which represent rights to receive shares of our common stock at a future date determined in accordance with the participant’s award agreement. No monetary payment is required for receipt of restricted stock units or the shares issued in settlement of the award, the consideration for which is furnished in the form of the participant’s services to the Company. The Committee may grant restricted stock unit awards subject to the attainment of one or more performance goals similar to those described below in connection with performance awards, or may make the awards subject to vesting conditions similar to those applicable to restricted stock awards. Unless otherwise provided by the Committee, a participant will forfeit any restricted stock units which have not vested prior to the participant’s termination of service. Participants have no voting rights or rights to receive cash dividends with respect to restricted stock unit awards until shares of common stock are issued in settlement of such awards. However, the Committee may grant restricted stock units that entitle their holders to dividend equivalent rights, which are rights to receive additional restricted stock units for a number of shares whose value is equal to any cash dividends the Company pays.

Performance Awards. The Committee may grant performance awards subject to such conditions and the attainment of such performance goals over such periods as the Committee determines in writing and sets forth in a written agreement between the Company and the participant. These awards may be designated as performance shares or performance units, which consist of unfunded bookkeeping entries generally having initial values equal to the fair market value determined on the grant date of a share of common stock in the case of performance shares, and a monetary value established by the Committee at the time of grant in the case of performance units. Performance awards will specify a predetermined amount of performance shares or performance units that may be earned by the participant to the extent that one or more performance goals are attained within a predetermined performance period. To the extent earned, performance awards may be settled in cash, shares of common stock (including shares of restricted stock that are subject to additional vesting) or any combination thereof.

Prior to the beginning of the applicable performance period or such later date as permitted under Section 162(m) of the Code, the Committee will establish one or more performance goals applicable to the award. Performance goals will be based on the attainment of specified target levels with respect to one or more measures of business or financial performance of the Company and each subsidiary corporation consolidated with the Company for financial reporting purposes, or such division or business unit of the Company as may be selected by the Committee. The Committee, in its discretion, may base performance goals on one or more of the following such measures: revenue; sales; expenses; operating income; gross margin; operating margin; earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization; pre-tax profit; net operating income; net income; economic value added; free cash flow; operating cash flow; balance of cash, cash equivalents and marketable securities; stock price; earnings per share; return on stockholder equity; return on capital; return on assets; return on investment; employee satisfaction; employee retention; market share; customer satisfaction; product development; research and development expense; completion of an identified special project; and completion of a joint venture or other corporate transaction.

The target levels with respect to these performance measures may be expressed on an absolute basis or relative to an index, budget or other standard specified by the Committee. The degree of attainment of performance measures will be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any performance award for the same performance period, and, according to criteria established by the Committee, excluding the effect (whether positive or negative) of changes in accounting standards or any extraordinary, unusual or nonrecurring item occurring after the establishment of the performance goals applicable to a performance award.

Following completion of the applicable performance period, the Committee will certify in writing the extent to which the applicable performance goals have been attained and the resulting value to be paid to the participant. The Committee retains the discretion to eliminate or reduce, but not increase, the amount that would otherwise be payable on the basis of the performance goals attained to a participant who is a “covered employee” within the meaning of Section 162(m) of the Code. However, no such reduction may increase the amount paid to any other participant. The Committee may make positive or negative adjustments to performance award payments to participants other than covered employees to reflect the participant’s individual job performance or other factors determined by the Committee. In its discretion, the Committee may provide for a participant awarded performance shares of to receive dividend equivalent rights with respect to cash dividends paid on the Company’s common stock. The Committee may provide for performance award payments in lump sums or installments. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalent rights or interest during the deferral period.

Unless otherwise provided by the Committee, if a participant’s service terminates due to the participant’s death or disability prior to completion of the applicable performance period, the final award value will be determined at the end of the performance period on the basis of the performance goals attained during the entire performance period but will be prorated for the number of months of the participant’s service during the performance period. If a participant’s service terminates prior to completion of the applicable performance period for any other reason, the Plan provides that, unless otherwise determined by the Committee, the performance award will be forfeited. No performance award may be sold or transferred other than by will or the laws of descent and distribution prior to the end of the applicable performance period.

Cash-Based Awards and Other Stock-Based Awards. The Committee may grant cash-based awards or other stock-based awards in such amounts and subject to such terms and conditions as the Committee determines. Cash-based awards will specify a monetary payment or range of payments, while other stock-based awards will specify a number of shares or units based on shares or other equity-related awards. Such awards may be subject to vesting conditions based on continued performance of service or subject to the attainment of one or more performance goals similar to those described above in connection with performance awards. Settlement of awards may be in cash or shares of common stock, as determined by the Committee. A participant will have no voting rights with respect to any such award unless and until shares are issued pursuant to the award. The committee may grant dividend equivalent rights with respect to other stock-based awards. The effect on such awards of the participant’s termination of service will be determined by the Committee and set forth in the participant’s award agreement.

Change-in-Control. Unless otherwise defined in a participant’s award or employment agreement, the Plan provides that a “Change-in-Control” occurs upon (a) a person or entity (with certain exceptions described in the Plan) becoming the direct or indirect beneficial owner of more than 50% of the Company’s voting stock; (b) a liquidation or dissolution of the Company; or (c) the occurrence of any of the following events upon which the stockholders of the Company immediately before the event do not retain immediately after the event direct or indirect beneficial ownership of more than 50% of the voting securities of the Company, its successor or the entity to which the assets of the company were transferred: (i) a sale or exchange by the stockholders in a single transaction or series of related transactions of more than 50% of the Company’s voting stock; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

If a Change-in-Control occurs, the surviving, continuing, successor or purchasing entity or its parent may, without the consent of any participant, either assume or continue outstanding awards or substitute substantially equivalent awards for its stock. Stock-based awards will be deemed assumed if, for each share subject to the award prior to the Change-in-Control, its holder is given the right to receive the same amount of consideration that a stockholder would receive as a result of the Change-in-Control. Any awards which are not assumed or continued in connection with a Change-in-Control or exercised or settled prior to the Change-in-Control will terminate effective as of the time of the Change-in-Control. Subject to the restrictions of Section 409A of the Code, the Committee may provide for the acceleration of vesting or settlement of any or all outstanding awards upon such terms and to such extent as it determines. The Plan also authorizes the Committee, in its discretion and without the consent of any participant, to cancel each or any award denominated in shares of stock upon a Change-in-Control in exchange for a payment to the participant with respect each vested share (and each unvested share if so determined by the Committee) subject to the cancelled award of an amount equal to the excess of the consideration to be paid per share of common stock in the Change-in-Control transaction over the exercise price per share, if any, under the award. The vesting of all awards held by non-employee directors will be accelerated in full upon a Change-in-Control.

Awards Subject to Section 409A of the Code. Certain awards granted under the Plan may be deemed to constitute “deferred compensation” within the meaning of Section 409A of the Code, providing rules regarding the taxation of nonqualified deferred compensation plans, and the regulations and other administrative guidance issued pursuant to Section 409A. Any such awards will be required to comply with the requirements of Section 409A. Notwithstanding any provision of the Plan to the contrary, the Committee is authorized, in its sole discretion and without the consent of any participant, to amend the Plan or any award agreement as it deems necessary or advisable to comply with Section 409A.

Amendment, Suspension or Termination. The Plan will continue in effect until its termination by the Committee, provided that no awards may be granted under the Plan following the tenth anniversary of the Plan’s effective date, which will be the date on which it is approved by the stockholders. The Committee may amend, suspend or terminate the Plan at any time, provided that no amendment may be made without stockholder approval that would increase the maximum aggregate number of shares of stock authorized for issuance under the Plan, change the class of persons eligible to receive incentive stock options or require stockholder approval under any applicable law. No amendment, suspension or termination of the Plan may affect any outstanding award unless expressly provided by the Committee, and, in any event, may not adversely affect an outstanding award without the consent of the participant unless necessary to comply with any applicable law, regulation or rule, including, but not limited to, Section  409A of the Code, or unless expressly provided in the terms and conditions governing the award.

Summary of United States Federal Income Tax Consequences

The following summary is intended only as a general guide to the United States federal income tax consequences of participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.

Incentive Stock Options. A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Section 422 of the Code. Participants who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon the sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares. If a participant satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If a participant disposes of shares within two years after the date of grant or within one year after the date of exercise (a “disqualifying disposition”), the difference between the fair market value of the shares on the option exercise date and the exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.

In general, the difference between the option exercise price and the fair market value of the shares on the date of exercise of an incentive stock option is treated as an adjustment in computing the participant’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to participants subject to the alternative minimum tax.

Nonstatutory Stock Options. Options not designated or qualifying as incentive stock options are nonstatutory stock options having no special tax status. A participant generally recognizes no taxable income upon receipt of such an option. Upon exercising a nonstatutory stock option, the participant normally recognizes ordinary income equal to the difference between the exercise price paid and the fair market value of the shares on the date when the option is exercised. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the exercise date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Code.

Stock Appreciation Rights. A Participant recognizes no taxable income upon the receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the participant generally will recognize ordinary income in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant in connection with the exercise of the stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock. A participant acquiring restricted stock generally will recognize ordinary income equal to the excess of the fair market value of the shares on the “determination date” over the price paid, if any, for such shares. The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture (e.g., when they become vested). If the determination date follows the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to designate the date of acquisition as the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Restricted Stock Unit, Performance, Cash-Based and Other Stock-Based Awards. A participant generally will recognize no income upon the receipt of a restricted stock unit, performance share, performance unit, cash-based or other stock-based award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of settlement in an amount equal to the cash received and the fair market value of any substantially vested shares of stock received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. If the participant receives shares of restricted stock, the participant generally will be taxed in the same manner as described above under “Restricted Stock.” Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the determination date (as defined above under “Restricted Stock”), will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

New Plan Benefits

The following table sets forth information regarding shares of restricted stock that have been granted to certain persons subject to stockholder approval of the Plan:

Name and Position	Shares

Brian Anderson, Vice President, Chief Financial Officer and Treasurer	125,000

Donald G. Ezzell, Vice President, General Counsel and Secretary	125,000

Executive Group (2 persons)	250,000

J. John Cheng, Chief Executive Officer of China Water and Drinks Inc.	125,000

Jack Guo, Vice President and Chief Financial Officer of China Water and Drinks Inc.	375,000	*

Non-Executive Officer Group (2 persons)	500,000

*	Of this number, 125,000 restricted shares will be granted only if the Company’s common stock trades at or above $12 per share for 20 trading days during any 30 consecutive calendar day period and 125,000 restricted shares will be granted only if the Company’s common stock trades at or above $18 for 20 trading days during any 30 consecutive calendar day period.

Vote Required and Board Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on this proposal. If you hold your shares in your own name and abstain from voting on this matter, your abstention will have the same effect as a negative vote. If you hold your shares through a broker and you do not instruct the broker on how to vote on this proposal, your broker will not have authority to vote your shares. Broker non-votes will have no effect on the outcome of this vote. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum.

The Board believes that the proposed adoption of the Plan is in the best interests of the Company and its stockholders for the reasons stated above.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE PLAN.

PROPOSAL 4—RATIFICATION OF INDEPENDENT AUDITORS

(Item 4 on Proxy Card)

Background

We are asking the stockholders to ratify the Audit Committee’s appointment of GHP Horwath, P.C. as our independent auditors for the fiscal year ending December 31, 2009. GHP Horwath, P.C. is a registered public accounting firm with the Public Accounting Oversight Board (“PCAOB”), as required by the Sarbanes-Oxley Act of 2002 and the rules of the PCAOB. In the event the stockholders fail to ratify the appointment, the Audit Committee will reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of different independent auditors at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests.

GHP Horwath, P.C. representatives are expected to attend the 2009 Annual Meeting via conference call. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Effective December 1, 2008, the Audit Committee engaged GHP Horwath P.C. as our principal auditor. Accordingly, we dismissed Ernst & Young LLP as our independent registered public accounting firm effective December 1, 2008. There were no disagreements or conflicts between Ernst & Young LLP and us. Rather, we decided to engage GHP Horwath P.C. because of the firm’s experience with auditing the financial statements of China Water and Drinks Inc.

During the period May 29, 2007 (inception) through December 31, 2007, and the subsequent interim period through December 1, 2008 (date of dismissal), there were no disagreements between us and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, LLP, would have caused Ernst & Young LLP to make a reference to the subject matter of the disagreements in connection with its report on our consolidated financial statements for any such periods. The report of Ernst & Young LLP regarding our financial statements for the period May 29, 2007 (inception) through December 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. We were incorporated in Delaware on May 29, 2007. During the period May 29, 2007 (inception) through December 31, 2007 and the subsequent interim period through December 1, 2008 (date of dismissal), there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v). Ernst & Young LLP furnished us with a letter addressed to the SEC regarding the above statements, which letter is attached as an exhibit to our current report on Form 8-K filed December 5, 2008.

At our request, and in support of a complete transition to GHP Horwath, P.C. as our principal auditor, GHP Horwath, P.C. has also audited our financial statements for the period May 29, 2007 (inception) through December 31, 2007, and provided its audit report on those financial statements, which is included in our Annual Report on Form 10-K for the year ended December 31, 2008. During the period May 29, 2007 (inception) through December 31, 2007 and the period from the end of the most recently completed fiscal year through December 1, 2008, GHP Horwath, P.C. did not provide us with consultation regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue.

Vote Required and Board Recommendation

The affirmative vote of a majority of the shares of common stock present, in person or by proxy, entitled to vote at the Annual Meeting is required to ratify the appointment of GHP Horwath, P.C. as the Company’s independent auditors for 2009. Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present, but will not have any effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GHP HORWATH, P.C AS OUR

INDEPENDENT AUDITORS FOR 2009

Independent Auditors’ Fees and Services

The following is a summary of the fees billed or expected to be billed to Heckmann Corporation by our independent auditors for professional services rendered for the fiscal years ended December 31, 2008 and 2007:

Fee Category	Fiscal 2008 Fees	Fiscal 2007 Fees
Audit Fees(1)	599,634	30,453
Audit Related Fees(2)	18,635	—
Tax Fees(3)	54,850	—
All Other Fees(4)	—	—

Total Fees	643,119	30,453

(1)	Includes fees billed or expected to be billed for each of 2008 and 2007 for professional services rendered in connection with the audit of our consolidated financial statements, limited reviews of our interim consolidated financial information, and assistance with securities offerings, including the review of related documents, and issuance of consents. Of the total audit fees billed and expected to be billed for 2008, $239,634 were paid to Ernst & Young LLP, $190,000 has been paid to GHP Horwath, P.C. and $170,000 is expected to be billed by GHP Horwath, P.C. GHP Horwath, P.C. did not receive any fees for 2007. Accordingly, the amounts indicated as fees for 2007 were paid solely to Ernst & Young LLP.

(2)	Includes fees billed in 2008 for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the caption “Audit Fees.”

(3)	Includes fees billed in 2008 for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has, by resolution, adopted policies and procedures regarding the pre-approval of the performance by GHP Horwath, P.C. of certain audit and non-audit services. GHP Horwath, P.C., may not perform any service unless the approval of the Audit Committee is obtained prior to the performance of the services, except as may otherwise be provided by law or regulation. All services described above were approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Securities Exchange Act, except to the extent the Company specifically incorporates this report by reference.

The Audit Committee is comprised of three non-employee directors—Dr. Alfred E. Osborne, Jr., Andrew D. Seidel, and Edward A. Barkett—and operates under a written charter, adopted by the Board, which is posted on the “Governance” section of the Company’s website at www.heckmanncorp.com. We believe the charter is in compliance with SEC regulations and NYSE rules.

The primary purposes of the Audit Committee are to assist the Board in fulfilling its responsibility to oversee (i) the integrity of the financial statements of Heckmann Corporation, (ii) the independent registered public accounting firm’s qualifications, independence and performance and (iii) the audit of Heckmann Corporation’s financial statements. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee.

Management has the primary responsibility for the preparation of the financial statements and the reporting process. The Company’s management has represented to the Audit Committee that the consolidated financial statements for the fiscal year ended December 31, 2008 were prepared in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing these consolidated financial statements. In the performance of its oversight function, the Audit Committee reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with management the critical accounting policies applied by the Company in the preparation of its consolidated financial statements. The Audit Committee also discussed with the Company’s management the process for certifications by the Chief Executive Officer and Chief Financial Officer. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board.

In addition, the Audit Committee received from the independent registered public accounting firm the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with such firm its independence from the Company and the Company’s management. The Audit Committee also evaluated whether the independent registered public accounting firm’s provision of non-audit services to the Company was compatible with the auditor’s independence and determined it was compatible.

The Board has determined that Dr. Osborne and Messrs. Seidel and Barkett meet the independence requirements of Rule 10A-3 of the Exchange Act and applicable NYSE independence rules.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements be included in Heckmann Corporation’s Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the SEC.

Alfred E. Osborne, Jr. (Chair)

Andrew D. Seidel

Edward A. Barkett

April 2, 2009

EXECUTIVE OFFICERS

The Company’s executive officers are appointed by the Board and serve at the discretion of the Board. Set forth below are the names and certain biographical information regarding the Company’s executive officers as of April 2, 2009.

Name	Position with our Company	Age	Executive Officer Since
Richard J. Heckmann*	Chairman and Chief Executive Officer	65	2007
Brian R. Anderson	Vice President, Chief Financial Officer and Treasurer	54	2007
Donald G. Ezzell	Vice President, General Counsel and Secretary	46	2007

*	See “Proposal 1—Election of Directors—Information Regarding Directors and Nominees for biographical information regarding Mr. Heckmann.

Brian R. Anderson, Vice President, Chief Financial Officer and Treasurer

Mr. Anderson serves as our Vice President and Chief Financial Officer. As Vice President, he is involved in developing the Company’s overall strategy and financial structure, including the financial and accounting controls for our operating subsidiaries. As Chief Financial Officer, he is responsible for all finance and accounting related functions of the Company and its operating subsidiaries. Mr. Anderson joined the Company in 2007 as a consultant, and accepted appointment as Vice President and Chief Financial Officer in 2008. From 2005 through 2007, Mr. Anderson served as the director of business development for K2 Inc., a publicly listed manufacturer of sporting goods equipment. From 2003 through 2005, he served as the director of financial accounting for K2 Inc. From May 2000 through 2003, he served as the corporate controller of US Filter Corporation, a publicly listed provider of water and waste treatment systems and services, and served as assistant corporate controller from January 1997 through May 2000. Prior to joining US Filter, Mr. Anderson was the corporate controller for Wheelabrator Engineered Systems, a division of Waste Management, Inc.

Donald G. Ezzell, Vice President, General Counsel and Secretary

Mr. Ezzell joined the Company in 2007 and serves as our Vice President, General Counsel, and Secretary. As Vice President, he is involved in developing the Company’s overall strategy and corporate development, including the mergers and acquisitions process. As General Counsel and Secretary, he is responsible for all legal, stock administration, and corporate governance functions of the Company and its operating subsidiaries. Previously, from 2000 to 2008, Mr. Ezzell served as the president of Owl Creek Investments, Ltd., a private holding company for oil and gas exploration and operating entities based in Houston, Texas, and as a founder and director of The General Counsel Group, P.C., a business law firm with offices in Los Angeles, California and Houston, Texas. Prior to that, from 1998 to 2000, he served as chief operating officer and general counsel to Geoworks Corporation, a publicly listed company in Alameda, California. Prior to that, he was in private practice as a corporate attorney with the national law firms of Arter & Hadden LLP and Thelen Reid & Priest, LLP. Mr. Ezzell received a bachelor’s of arts degree from UCLA in 1985 and a juris doctorate from Hastings College of the Law, University of California, San Francisco, in 1989.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis describes the material elements of compensation awarded to, earned by, or paid to our Chief Executive Officer, Chief Financial Officer and General Counsel (collectively the “named executive officers”) during the last completed fiscal year. This Compensation Discussion and Analysis focuses on the information contained in the following tables and related footnotes and narrative. The Compensation Committee of the Board oversees the design and administration of our executive compensation program in accordance with the processes and procedures discussed in the Corporate Governance section of this Proxy Statement.

Compensation Philosophy

We believe executive compensation programs impact all employees by setting general levels of compensation and helping to create an environment of goals, rewards and expectations. We also believe that the compensation cost for our employees is an investment in human capital to secure certain knowledge and performance capabilities necessary for our business. To this end, our compensation programs for all employees, including our named executive officers, are designed to: provide a competitive total compensation package sufficient to attract, motivate and retain high caliber, proven performers; support and recognize attainment of tactical and strategic goals of our organization; align employee compensation with the interests of stockholders; and provide retention incentives to secure the services of key contributors to our business over an extended period of time.

The Committee takes into account many factors in determining compensation, including: the current market value of a particular position, based on the skills, knowledge, experience and competencies required for the position; internal comparability of a position as compared to other similar positions within our Company; our desire to pay at market or competitive levels based on current economic and business factors; individual performance; and contributions to the financial performance of the Company by the employee.

Components of Named Executive Officers Compensation

The Compensation Committee is committed to a strong, positive link between our short-term and long-term objectives and our compensation practices. The executive compensation program for our named executive officers is intended to be composed of four basic components tied to performance standards (both objective and subjective) and market practice: base salary; annual cash incentive opportunity; intermediate-term incentive awards in the form of restricted stock, and long-term incentive awards in the form of stock options. The latter two components, intermediate- and long-term incentive awards, will be incorporated into our executive compensation program if the Plan is approved by the stockholders at the Annual Meeting.

Base Salary. Base salary compensation for our named executive officers is generally established by the terms of employment agreements between the Company and the named executive officer. The level of base salary is intended to provide appropriate base pay to our named executive officers taking into account their responsibilities, level of experience, individual performance and internal equity considerations. The Compensation Committee takes into account both Company and individual performance in setting compensation. The Company has recognized that to attract talented employees from secure positions at other more stable or mature companies, we must be able to pay competitive base salaries (while also supplementing the salaries with cash and equity incentive compensation). The Compensation Committee annually reviews the salaries of our named executive officers. The Compensation Committee believes in pay for performance and providing market salaries with significant equity appreciation opportunities.

Annual Cash Incentive Opportunity. The employment agreements of Messrs. Ezzell and Anderson provide that each will receive an annual bonus equal to 30% of his base salary and is eligible to receive an additional bonus of up to 30% of his base salary depending on their individual contribution and performance metrics determined and recommended by our Chief Executive Officer and approved by the Compensation Committee.

Intermediate-Term Incentive Awards. We believe that the use of intermediate-term incentive awards in the form of restricted stock should be an important component of our executive compensation. If approved by stockholders at the Annual Meeting, the Plan will authorize us to grant restricted stock to employees, directors and consultants. In conjunction with their employment agreements, Messrs. Ezzell and Anderson were granted restricted stock awards of 125,000 shares each, subject to approval of the Plan at the Annual Meeting, each with vesting schedules based on their tenure with the Company. The expected use of restricted stock with vesting based on tenure was particularly important for the hiring of Messrs. Ezzell and Anderson since both joined at the inception of the Company and, accordingly, took on a high risk when agreeing to serve the Company. We believe that in general, for each of our executives, such grants of restricted stock will provide an incentive to remain in our employ without the need for a short-term significant increase in our stock price because restricted stock retains value despite short-term decreases in our stock price, unlike stock options that lose significant value if our stock price falls below the exercise price. For Messrs. Ezzell and Anderson, the conditional restricted stock grants were a part of their initial compensation package, similar to a “sign-on bonus,” for accepting the risk of joining a high risk development stage company and for assisting in our Company’s growth at an early stage.

Long-Term Incentive Awards. If the Plan is approved by stockholders at the Annual Meeting, we intend to utilize stock options as the primary vehicle for payment of long-term compensation to our named executive officers and non-named executive officer management employees over the next several years. If approved, the Plan will authorize us to grant stock options to employees, directors and consultants. The Compensation Committee believes that stock options are a necessary part of compensation packages granted to employees because: they help attract and retain employees; the value received by the recipient of a stock option is based on the growth of our stock price, thereby creating and enhancing incentives to increase our stock price and maximize stockholder value; and they create a balance with shorter term incentives such as base salary and bonuses and intermediate-term incentives such as restricted stock. If the Plan is approved, the Compensation Committee will determine stock option awards to the named executive officers, and take into account the recommendations of the Chief Executive Officer in making decisions on the other named executive officers.

In determining the number and vesting schedule of stock options granted to named executive officers and other employees, the Compensation Committee will generally take into account the individual’s position, scope of responsibility, value of stock options in relation to the other elements of the individual’s total compensation and, where applicable, the need to attract and retain the individual for his or her current position.

All stock option grants are will be required to be approved by the Compensation Committee. The Company will not time the award of stock options or other equity-based compensation to coincide with the release of favorable or unfavorable information about the Company.

Severance Arrangements and Change-in-Control Payments

We have entered into employment agreements with Messrs. Ezzell and Anderson that contain provisions that provide certain severance and change-in-control benefits, which are fully discussed in the section below entitled “Executive Employment Agreements and Potential Payments Upon Termination or Change-in-Control.” We believe these employment agreements provide severance and change-in-control protection under market-competitive terms.

Our outlook with respect to these change-in-control provisions is that they are appropriate because they make it easier for the executives to focus on the best interests of our Company and stockholders rather than the implications for them personally in the event our Company faces the possibility of a change-in-control. These provisions were designed to:

•	be consistent with current market practices;

•	afford reasonable protection without creating any undue windfall;

•	enhance the Company’s ability to retain key employees during critical but uncertain times; and

•	enhance an acquirer’s potential interest in retaining key executives.

Severance payments are only made under the employment agreements if the named executive officer complies with the confidentiality and other provisions of the agreements. We believe that these severance and change-in-control payment provisions in our executive employment agreements are necessary in order for us to provide competitive compensation within our industry and to encourage our named executive officers to remain in our employ.

Tax and Accounting Information

Section 162(m) of the Code and the Omnibus Budget Reconciliation Act of 1993 and regulations adopted thereunder, place limits on deductibility of compensation in excess of $1.0 million paid in any one year to the our Chief Executive Officer and our three other most highly compensated executive officers, employed at year end, unless this compensation qualifies as “performance based.” The non-performance based compensation paid in cash to each of our named executive officers did not exceed the $1.0 million limit per officer in 2008, and the Compensation Committee does not anticipate that the non-performance based compensation to be paid in cash to our named executive officers will exceed that limit in 2009. Although it will consider the tax implications of its compensation decisions, the Compensation Committee believes its primary focus should be to attract, retain, and motivate high caliber executives and to align the executives’ interests with those of our stockholders.

For 2008 and continuing thereafter, the Compensation Committee has considered and will continue to consider the impact of the requirement under Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 123R, Share-Based Payment (“SFAS 123R”), that we record in our financial statements the expense incurred when stock options are granted to employees. In addition, the Compensation Committee will examine the tax impact on employees and the potential tax deductions to the Company with respect to the exercise of stock option grants. We do not pay or reimburse any named executive officers for any taxes due upon exercise of a stock option.

Compensation Committee Report

The following Compensation Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates this report by reference therein.

The Compensation Committee has reviewed and discussed with the Company’s management the Compensation Discussion and Analysis (“CD&A”) set forth above. Based on such review and discussion, the Compensation Committee has recommended to the Board of the Company that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and this Proxy Statement.

Dan Quayle (Chair)

Alfred E. Osborne, Jr.

Lou Holtz

April 2, 2009

Summary Compensation Table

The following table and accompanying notes provide information with respect to total compensation earned or paid by the Company to its named executive officers during fiscal year 2008 and 2007.

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)	Total ($)
Richard J. Heckmann(1)	2008	—	—	$100,000	$100,000
Chairman and Chief Executive Officer	2007	—	—	$20,000	$20,000
Brian R. Anderson	2008	$175,000	$25,000	—	$200,000
Vice President, Chief Financial Officer and Treasurer	2007	—	—	—	—
Donald G. Ezzell	2008	$175,000	$25,000	—	$200,000
Vice President, General Counsel and Secretary	2007	—	—	—	—

(1)	Mr. Heckmann does not receive any salary or bonus. Beginning after we completed our initial public offering in November 2007 and ending in October 2008, when we consummated our acquisition of China Water and Drinks Inc., Mr. Heckmann received a monthly fee of $10,000 to reimburse for the provision of administrative services, secretarial support and office space.

Executive Employment Agreements and Potential Payments upon Termination or Change-in-Control

We do not have an employment agreement with Richard J. Heckmann. We have entered into employment agreements with Messrs. Ezzell and Anderson that provide each with certain severance benefits in the event his employment is terminated by us other than for cause or if the executive resigns with good reason.

The employment agreements with Messrs. Ezzell and Anderson are for a term of one year. However, the term of the agreement is automatically extended each day so that the remainder of the term is always one year. The employment agreements provide each of Messrs. Ezzell and Anderson with an annual salary of $175,000, a guaranteed bonus of 30% of annual salary, an opportunity for an additional discretionary bonus of up to 30% of annual salary, a grant of 125,000 shares of restricted stock, which is subject our stockholders’ approval of the Plan, an opportunity to receive an executive level grant of stock options, and health and vacation benefits.

Their agreements provide that if terminated by us other than for cause or resignation for good reason, Messrs. Ezzell and Anderson, as applicable, will receive the amount of compensation reached by mutual agreement paid in a lump-sum, but no less than an amount equal to his most recent twelve months’ base salary and bonus, and the lapse of all restrictions on stock and full vesting of all equity grants. Each shall also remain covered by the Company’s health benefits plan for one year.

In the event of termination by us other than for cause or resignation for good reason, in either case, within one year following a change-in-control of the Company, or within six months prior to a change-in-control where such termination is in connection with the change-in-control, Messrs. Ezzell and Anderson, as applicable, will receive a payment equal to two times his most recent annual base salary and bonuses, the lapse of all restrictions on stock and full vesting of all equity grants, and coverage by the Company’s health benefits plan for two years.

In the event of termination of their employment due to death or disability, our employment agreements with Messrs. Ezzell and Anderson require us to pay to them or their estate a lump-sum payment equal to their most recent twelve months’ salary and all restrictions on stock will lapse and all other equity grants will vest.

For purposes of the employment agreements, “cause” is deemed to exist if the executive, at any time: commits a material breach of his employment agreement, is guilty of gross negligence in connection with or affecting the business or affairs of the Company, is guilty of insubordination, or is convicted of, or pleads no contest to, a felony criminal offense.

For purposes of the employment agreements, “good reason” generally means a material change in an executive’s authority, duties, and executive responsibilities with the Company, a change in direct reporting to anyone other than the Chief Executive Officer, or a material breach of his employment agreement by the Company.

In the tables below, we summarize the estimated payments that will be made to Messrs. Ezzell and Anderson upon a termination of employment in the various circumstances listed. The table should be read together with the above description of our employment agreements with Messrs. Ezzell and Anderson. Unless we note otherwise in the individual table, the major assumptions that we used in creating the tables are set forth directly below.

Date of Termination. The tables assume that any triggering event took place on December 31, 2008, with base salaries in effect at the end of the 2008 fiscal year and bonuses actually paid during 2008 being used for purposes of any severance payout calculation.

Bonus. The tables below use the amount of the bonuses payable to Messrs. Ezzell and Anderson for services during 2008.

Termination in Connection with a Change-in-Control. No cash payment will be made solely because of a change-in-control. For Messrs. Ezzell and Anderson, the cash payments described under the heading “Termination in Connection with a Change-in-Control” in the tables below will be triggered upon a termination by us without cause or a resignation by the executive for good reason, in either case, within one year following a change-in-control of the Company, or within six months prior to a change-in-control where such termination is in connection with the change-in-control.

Equity Acceleration upon a Change-in-Control. Our employment agreements with Messrs. Ezzell and Anderson provide that all restrictions on stock will lapse and all equity grants will vest if they are terminated by us without cause or resign for good reason, regardless of whether such termination or resignation is in connection with a change-in-control, or if their employment terminates due to death or disability. However, as of December 31, 2008, neither of Messrs. Ezzell or Anderson held any restricted stock or other equity grants.

Health Benefits. The tables below do not include certain health benefits that may be payable on termination as set forth in our employment agreements with Messrs. Ezzell and Anderson. As described in their employment agreements, Messrs. Ezzell and Anderson are entitled to the continuation of health benefits for a period of one year in the event of a termination by us without cause or resignation with good reason, or, in the event of a termination in connection with a change-in-control, for a period two years. As of December 31, 2008, the monthly cost of such benefits for Messrs. Ezzell and Anderson was approximately $1,500 each.

The following table describes the potential payments upon termination for Donald G. Ezzell, our Vice President, General Counsel and Secretary.

Executive Benefits and Payments Upon Termination	Termination without Cause	Resignation for Good Reason	Termination in connection with a Change-in- Control	Death or Disability	Termination for Cause	Resignation other than for Good Reason
Cash Compensation
Base Salary	$175,000	$175,000	$350,000	$175,000	$0	$0
Bonus	$25,000	$25,000	$50,000	$25,000	$0	$0
Incentives
Acceleration of Unvested Equity Grants and Restricted Stock	$0	$0	$0	$0	$0	$0
Total	$200,000	$200,000	$400,000	$200,000	$0	$0

The following table describes the potential payments upon termination for Brian R. Anderson, our Vice President, Chief Financial Officer and Treasurer.

Executive Benefits and Payments Upon Termination	Termination without Cause	Resignation for Good Reason	Termination in connection with a Change-in- Control	Death or Disability	Termination for Cause	Resignation other than for Good Reason
Cash Compensation
Base Salary	$175,000	$175,000	$350,000	$175,000	$0	$0
Bonus	$25,000	$25,000	$50,000	$25,000	$0	$0
Incentives
Acceleration of Unvested Equity Grants and Restricted Stock	$0	$0	$0	$0	$0	$0
Total	$200,000	$200,000	$400,000	$200,000	$0	$0

Heckmann Corporation 2009 Equity Incentive Plan

At the Annual Meeting, we are seeking stockholder approval of the Plan. The principal purpose of the Plan is to provide incentives for our officers, employees and consultants, as well as the officers, employees and consultants of any of our subsidiaries. We believe that grants of options, restricted stock and other awards will stimulate their personal and active interest in our development and financial success, and induce them to remain in our employ or continue to provide services to us. In addition to awards made to officers, employees or consultants, the Plan permit us to grant options to our directors. For more information regarding the Plan, see “Proposal 2—Approval of the Heckmann Corporation 2009 Equity Incentive Plan.”

Board Compensation

During 2007 and 2008, we did not pay our directors any compensation for serving on the Board, although we reimbursed our directors for their out-of-pocket expenses incurred in traveling to a Board meeting during 2008. In connection with his appointment to the Board, we agreed to grant Mr. Seidel 20,000 shares of restricted stock, subject to approval of the Plan. We have not recognized any dollar amount for financial statement reporting purposes during 2008 in connection with the conditional grant of restricted stock to Mr. Seidel.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Our Board has adopted a written policy regarding the review, approval and ratification of any related party transaction. Under this policy, our Audit Committee will review the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, and either approve or disapprove the related party transaction. Any related party transaction may be consummated, and may continue, only if the Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy.

A “related party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and in which any related party had, has or will have a direct or indirect interest (other than solely as a result of being a director or a less than five percent beneficial owner of another entity). A “related party” is any (a) person who is or was (since the beginning of the company’s last fiscal year) an executive officer, director or nominee for election as a director, (b) greater than five percent beneficial owner of any class of the company’s voting securities, or (c) immediate family member of any of the foregoing, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, and anyone (other than a tenant or employee) sharing the household of such person.

There were no related party transactions in the year ended December 31, 2008 to which we have been a party, in which the amount involved exceeds $120,000, other than compensation and employment arrangements described elsewhere in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock on March 27, 2009, by (i) those persons known by management of the Company to beneficially own 5% or more of our common stock, (ii) each director and director-nominee, (iii) our named executive officers, and (iv) all executive officers and directors of the Company as a group.

Beneficial ownership of shares and percentage ownership are determined in accordance with the rules of the SEC. In calculating the number of shares beneficially owned by an individual or entity and the percentage ownership of that individual or entity, shares underlying warrants held by that individual or entity that are either currently exercisable or exercisable within 60 days from March 27, 2009 are deemed outstanding. For each individual and group, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 110,074,223 shares of common stock outstanding on March 27, 2009 plus the number of shares of common stock that such person or group had the right to acquire on or within 60 days after March 27, 2009. The Company is not aware of any pledge of common stock that could result in a change of control of the Company.

	Common Stock
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Richard J. Heckmann(2)(3) Chairman and Chief Executive Officer	17,777,736	15.5%

Dan Quayle(4) Director Nominee	594,116	*

Lou Holtz(5) Director Nominee	1,188,232	*

Andrew D. Seidel Director Nominee	17,000	*

Alfred E. Osborne(4) Director	596,116	*

Edward A. Barkett Director Nominee	—	*

Brian R. Anderson(2) Vice President, Chief Financial Officer and Treasurer	75,000	*

Donald G. Ezzell(2)(6) Vice President, General Counsel and Secretary	125,000	*

Executive officers, directors and director-nominees as a group	20,223,200	17.3%

Barry M. Kitt(7) 4965 Preston Park Blvd., Suite 240 Plano, TX 75093	16,120,699	14.6%

Brian Taylor(8) Pine River Capital Management L.P. 601 Carlson Parkway Suite 330 Minnetonka, MN 55305	8,476,700	7.7%

	Common Stock
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class

John A. Murphy(9) 222 Berkeley St., 17th Floor Boston, MA 02116	7,483,000	6.8%

Highbridge International LLC(10) The Cayman Corporate Centre 4th Floor 27 Hospital Road Grand Cayman E9 00000	7,380,876	6.4%

Remy Trafelet(11) 590 Madison Avenue 39th Floor New York, NY 10022	6,160,918	5.4%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

(1)	Unless otherwise indicated, the address for each director, director-nominee and officer is c/o Heckmann Corporation, 75080 Frank Sinatra Dr., Palm Desert, California 92211. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The information in this table is based on statements in filings with the SEC, or other reliable information available to the Company.

(2)	Includes 12,715,236 shares of common stock underlying units that consist of one share of common stock and one warrant exercisable for one share of common stock. Excludes the warrants underlying the units, which will become exercisable only if the last sale price of our common stock on the NYSE, or other national securities exchange on which our common stock may be traded, equals or exceeds $11.50 for any 20 days within any 30 day trading period. Heckmann Acquisition, LLC is the record holder of all of these units. Heckmann Enterprises, Inc. is the sole managing member of Heckmann Acquisition, LLC. Mr. Heckmann is the sole stockholder of Heckmann Enterprises, Inc., and may be considered to have beneficial ownership of the Heckmann Acquisition, LLC’s interests. Mr. Heckmann disclaims beneficial interest of any securities in which he does not have a pecuniary interest, including 75,000 units held by Heckmann Acquisition, LLC as to which Mr. Ezzell has certain rights by virtue of an equity interest in Heckmann Acquisition, LLC and 75,000 units held by Heckmann Acquisition, LLC as to which Mr. Anderson has certain rights by virtue of an equity interest in Heckmann Acquisition, LLC.

(3)	Includes 5,000,000 shares of common stock underlying warrants that are currently exercisable. Also includes 62,500 shares of common stock owned of record by Mr. Heckmann’s wife. Mr. Heckmann disclaims beneficial ownership of the shares owned of record by his wife.

(4)	Includes 94,116 shares of common stock underlying units that consist of one share of common stock and one warrant exercisable for one share of common stock. Excludes the warrants underlying the units, which will become exercisable only if the last sale price of our common stock on the NYSE, or other national securities exchange on which our common stock may be traded, equals or exceeds $11.50 for any 20 days within any 30 day trading period. Also includes 500,000 shares of common stock underlying warrants that are currently exercisable.

(5)	Includes 188,232 shares of common stock underlying units that consist of one share of common stock and one warrant exercisable for one share of common stock. Excludes the warrants underlying the units, which will become exercisable only if the last sale price of our common stock on the NYSE, or other national securities exchange on which our common stock may be traded, equals or exceeds $11.50 for any 20 days within any 30 day trading period. Also includes 1,000,000 shares of common stock underlying warrants that are currently exercisable.

(6)	Includes 50,000 shares of common stock underlying warrants that are currently exercisable.

(7)

Based on information provided to Heckmann Corporation by Barry M. Kitt, The Pinnacle Fund, L.P. (“Pinnacle”) and Pinnacle China Fund, L.P. (“Pinnacle China”). Pinnacle Advisers, L.P. (“Advisers”) is the general partner of Pinnacle. Pinnacle Fund Management, LLC (“Management”) is the general partner of Advisers. Mr. Kitt is the sole member of Management. Pinnacle China Advisers, L.P. (“China Advisers”) is the general partner of Pinnacle China. Pinnacle China Management, LLC (“China Management”) is the general partner of China Advisers. Kitt China

Management, LLC (“China Manager”) is the manager of China Management. Mr. Kitt is the manager of China Manager. 35,580 of these shares of common stock are held by Mr. Kitt and his children. Each of Pinnacle and Pinnacle China expressly disclaim beneficial ownership of all shares of common stock beneficially owned by Mr. Kitt and his children. Mr. Kitt may be deemed to be the beneficial owner of the shares of common stock beneficially owned by his children, Pinnacle and Pinnacle China, respectively. Mr. Kitt expressly disclaims beneficial ownership of all shares of common stock beneficially owned by his children, Pinnacle and Pinnacle China, respectively.

(8)	Based solely on the information contained in the Schedule 13G/A filed with the SEC on January 22, 2009 by Brian Taylor, Pine River Capital Management, L.P. and Nisswa Acquisition Master Fund Ltd., all of which disclaim beneficial ownership in these shares of common stock except to the extent of their pecuniary interest therein.

(9)	Based solely on the information contained in the Schedule 13G/A filed with the SEC on February 17, 2009 by John A. Murphy, Alydar Capital, LLC, Alydar Partners, LLC, Alydar Fund, L.P., Alydar QP Fund, L.P., Alysheba Fund, L.P., Alysheba QP Fund, L.P., Alysun Fund, L.P., Alysun QP Fund, L.P., Alydar Fund Limited, Alysun Fund Limited and Alysheba Fund Limited. Pursuant to the 13G, John A. Murphy is managing member of Alydar Capital, LLC and Alydar Partners, LLC. Alydar Capital, LLC is the general partner of Alydar Fund, L.P., Alydar QP Fund, L.P., Alysheba Fund, L.P., Alysheba QP Fund, L.P., Alysun Fund, L.P. and Alysun QP Fund, L.P. Alydar Partners, LLC is the investment manager of Alydar Fund, L.P., Alydar QP Fund, L.P., Alysheba Fund, L.P., Alysheba QP Fund, L.P., Alysun Fund, L.P., Alysun QP Fund, L.P., Alydar Fund Limited, Alysun Fund Limited and Alysheba Fund Limited. John A. Murphy disclaims beneficial ownership in these securities.

(10)	Based solely on the information contained in the Schedule 13G/A filed with the SEC on February 9, 2009 by Highbridge International LLC, Highbridge Capital Management, LLC, Glenn Dubin and Henry Swieca. Highbridge International LLC beneficially owns warrants that are currently exercisable to purchase 5,610,250 shares of common stock, 1,463,626 shares of common stock and options to purchase 307,000 shares of Common Stock, and each of Highbridge Capital Management, LLC, Glenn Dubin and Henry Swieca may be deemed the beneficial owner of the warrants to purchase 5,610,250 shares of common stock, the 1,463,626 shares of common stock and the options to purchase 307,000 shares of common stock beneficially owned by Highbridge International LLC. Highbridge Capital Management, LLC is the trading manager of Highbridge International LLC. Glenn Dubin is the chief executive officer of Highbridge Capital Management, LLC. Henry Swieca is the chief investment officer of Highbridge Capital Management, LLC. Highbridge Capital Management, LLC, Glenn Dubin and Henry Swieca disclaim beneficial ownership of shares of common stock held by Highbridge International LLC.

(11)	Based solely on the information contained in the Schedule 13G/A filed with the SEC on February 13, 2009 by Remy Trafelet, Trafelet Capital Management, L.P. and Trafelet & Company, LLC. Includes 2,516,418 shares of common stock and 3,644,500 shares of common stock issuable upon exercise of warrants held in the aggregate by several private investment funds for which Trafelet Capital Management, L.P. serves as the investment manager. Trafelet & Company, LLC serves as the general partner of Trafelet Capital Management, L.P. and Remy Trafelet serves as managing member of Trafelet & Company, LLC. Each of Mr. Trafelet, Trafelet Capital Management, L.P. and Trafelet & Company, LLC disclaims beneficial ownership of the these securities except to the extent of its or his pecuniary interest therein.

16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent stockholders also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on our review of these forms and written representations from the executive officers and directors, we believe that all Section 16(a) filing requirements were met during fiscal year 2008.

STOCKHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

Pursuant to Rule 14a-8 promulgated under the Exchange Act, proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at our 2010 annual meeting of stockholders must be received at our principal executive offices not later than December 3, 2009, which is 120 days prior to the first anniversary of the mailing date of this proxy statement. Any proposal must comply with the requirements as to form and substance established by the SEC for such proposal to be included in our proxy statement.

If a stockholder who wishes to present a proposal fails to notify us by December 3, 2009 and such proposal is brought before the 2010 annual meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2010 annual meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules.

In addition to the SEC’s proxy rules, our Bylaws provide certain requirements that must be met for business to be properly brought before an annual meeting of stockholders. Pursuant to our Bylaws, only business brought before the annual meeting in accordance with the following procedures may be transacted. Business may be brought before an annual meeting of stockholders only (1) if specified in the notice of meeting by or at the direction of the Board or (2) by a stockholder who is a stockholder of record at the time of the giving of the required notice described below, who is entitled to vote at the meeting, and who complies with the following notice procedures. For business to be brought properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice of such business in proper written form to our Secretary.

Our Bylaws provide that to be timely, a stockholder’s notice must be delivered to our Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, if the date of the annual meeting is advanced by more than 30 days prior to or more than 60 days after the anniversary of the prior year’s annual meeting, notice by a stockholder for the current year’s annual meeting must be delivered not earlier than the close of business on the 120 th calendar day prior to such annual meeting nor later than the close of business on the 10 th calendar day following the earlier of (1) the day on which notice of the meeting was mailed or (2) the day on which we first publicly announce the date of such meeting.

To be in proper written form, our Bylaws provide that a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder, (iii) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business, and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the annual meeting.

Stockholders should submit their proposals to Heckmann Corporation, 75080 Frank Sinatra Drive Palm Desert, CA 92211, Attention: Secretary.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

To reduce the expense of delivering duplicate proxy materials to stockholders who may have more than one account holding the Company’s common stock but sharing the same address, we have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders of record who have the same address and last name, and who do not participate in electronic delivery of proxy materials, will receive only one copy of our proxy materials and, as applicable, any additional proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. This procedure reduces duplicate mailings and saves printing costs and postage fees, as well as natural resources. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

In you receive a single set of proxy materials as a result of householding, and you would like to have separate copies of our Notice of Annual Meeting, Proxy Statement or Annual Report mailed to you, please submit a request to Heckmann Corporation, 75080 Frank Sinatra Drive, Palm Desert, CA 92211, Attention: Investor Relations or contact the Company at (760) 341-3606, and we will promptly send you what you have requested without charge. You can also contact our Investor Relations department at the phone number above if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future, or if you would like to opt out of householding for future mailings.

OTHER MATTERS

We are not aware of any matters other than those discussed in the foregoing materials contemplated for action at the Annual Meeting. The persons named in the proxies will vote in accordance with the recommendation of the Board on any other matters incidental to the conduct of, or otherwise properly brought before, the Annual Meeting. Discretionary authority for them to do so is contained in the proxy.

Any stockholder or stockholder’s representative who, because of a disability, may need special assistance or accommodation to allow him or her to participate at the Annual Meeting, may request reasonable assistance or accommodation from the Company by contacting the Company by mail at 75080 Frank Sinatra Drive, Palm Desert, CA 9221, or by phone at (760) 341-3606. To provide the Company sufficient time to arrange for reasonable assistance or accommodation, please submit all requests by April 30, 2009.

Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

By Order of the Board of Directors,

Donald G. Ezzell

Vice President, General Counsel and Secretary

Appendix A

Heckmann Corporation 2009 Equity Incentive Plan

HECKMANN CORPORATION

2009 EQUITY INCENTIVE PLAN

i

(continued)

ii

(continued)

iii

Heckmann Corporation

2009 Equity Incentive Plan

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

1.1 Establishment. The Heckmann Corporation 2009 Equity Incentive Plan (the “Plan”) is hereby established effective as of May _, 2009, the date of its approval by the stockholders of the Company (the “Effective Date”).

1.2 Purpose. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan seeks to achieve this purpose by providing for Awards in the form of Options, Stock Appreciation Rights, Restricted Stock Purchase Rights, Restricted Stock Bonuses, Restricted Stock Units, Performance Shares, Performance Units, Cash-Based Awards and Other Stock-Based Awards.

1.3 Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that all Awards shall be granted, if at all, within ten (10) years from the Effective Date.

2. DEFINITIONS AND CONSTRUCTION.

2.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock Purchase Right, Restricted Stock Bonus, Restricted Stock Unit, Performance Share, Performance Unit, Cash-Based Award or Other Stock-Based Award granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash-Based Award” means an Award denominated in cash and granted pursuant to Section 11.

(f) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Participating Company documents or records; (ii) the Participant’s material failure to abide by a Participating Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of a Participating Company (including, without limitation, the Participant’s improper use or disclosure of a Participating Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on a Participating Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from a Participating Company of, and a reasonable opportunity to cure, such failure or inability;

(vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and a Participating Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with a Participating Company.

(g) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total Fair Market Value or total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that a Change in Control shall not be deemed to have occurred if such degree of beneficial ownership results from any of the following: (A) an acquisition by any person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (B) any acquisition directly from the Company, including, without limitation, pursuant to or in connection with a public offering of securities, (C) any acquisition by the Company, (D) any acquisition by a trustee or other fiduciary under an employee benefit plan of a Participating Company or (E) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event described in Section 2.1(dd)(iii), the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) a liquidation or dissolution of the Company;

provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 2.1(g) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(h) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations or administrative guidelines promulgated thereunder.

(i) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers.

(j) “Company” means Heckmann Corporation, a Delaware corporation, or any successor corporation thereto.

(k) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a member of the Board) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on Form S-8 under the Securities Act.

(l) “Covered Employee” means, at any time the Plan is subject to Section 162(m), any Employee who is or may reasonably be expected to become a “covered employee” as defined in Section 162(m), or any successor statute, and who is designated, either as an individual Employee or a member of a class of Employees, by the Committee no later than the earlier of (i) the date that is ninety (90) days after the beginning of the Performance Period, or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

(m) “Director” means a member of the Board.

(n) “Disability” means the permanent and total disability of the Participant, within the meaning of Section 22(e)(3) of the Code.

(o) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(p) “Employee” means any person treated as an employee (including an Officer or a member of the Board who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a member of the Board nor payment of a director’s fee shall be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(q) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(r) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) Except as otherwise determined by the Committee, if, on such date, the Stock is listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be the closing price of a share of Stock as quoted on the national or regional securities exchange or quotation system constituting the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or quotation system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) Notwithstanding the foregoing, the Committee may, in its discretion, determine the Fair Market Value on the basis of the opening, closing, or average of the high and low sale prices of a share of Stock on such date or the preceding trading day, the actual sale price of a share of Stock received by a Participant, any other reasonable basis using actual transactions in the Stock as reported on a national or regional securities exchange or quotation system, or on any other basis consistent with the requirements of Section 409A. The Committee may vary its method of determination of the Fair Market Value as provided in this Section for different purposes under the Plan to the extent consistent with the requirements of Section 409A.

(iii) If, on such date, the Stock is not listed or quoted on a national or regional securities exchange or quotation system, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and in a manner consistent with the requirements of Section 409A.

(s) “Full Value Award” means any Award settled in Stock, other than (i) an Option, (ii) a Stock Appreciation Right, or (iii) a Restricted Stock Purchase Right or an Other Stock-Based Award under which the Company will receive monetary consideration equal to the Fair Market Value (determined on the effective date of grant) of the shares subject to such Award.

(t) “Incentive Stock Option” means an Option intended to be (as set forth in the Award Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

(u) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date, or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(v) “Insider” means an Officer, Director or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(w) “Net-Exercise” means a procedure by which the Participant will be issued a number of shares of Stock upon the exercise of an Option determined in accordance with the following formula:

N = X*((A-B)/A), where

      “N” = the number of shares of Stock to be issued to the Participant upon exercise of the Option (rounded down to the nearest whole number);

      “X” = the total number of shares with respect to which the Participant has elected to exercise the Option;

      “A” = the Fair Market Value of one (1) share of Stock determined on the exercise date; and

      “B” = the exercise price per share (as defined in the Participant’s Award Agreement)

(x) “Nonemployee Director” means a Director who is not an Employee.

(y) “Nonemployee Director Award” means an Award granted to a Nonemployee Director.

(z) “Nonstatutory Stock Option” means an Option not intended to be (as set forth in the Award Agreement) an incentive stock option within the meaning of Section 422(b) of the Code.

(aa) “Officer” means any person designated by the Board as an officer of the Company.

(bb) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

(cc) “Other Stock-Based Award” means an Award denominated in shares of Stock and granted pursuant to Section 11.

(dd) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(ee) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(ff) “Participant” means any eligible person who has been granted one or more Awards.

(gg) “Participating Company” means the Company or any Parent Corporation, Subsidiary Corporation or Affiliate.

(hh) “Participating Company Group” means, at any point in time, the Company and all other entities collectively which are then Participating Companies.

(ii) “Performance Award” means an Award of Performance Shares or Performance Units.

(jj) “Performance Award Formula” means, for any Performance Award, a formula or table established by the Committee pursuant to Section 10.3 which provides the basis for computing the value of a Performance Award at one or more threshold levels of attainment of the applicable Performance Goal(s) measured as of the end of the applicable Performance Period.

(kk) “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) for certain performance-based compensation paid to Covered Employees.

(ll) “Performance Goal” means a performance goal established by the Committee pursuant to Section 10.3.

(mm) “Performance Period” means a period established by the Committee pursuant to Section 10.3 at the end of which one or more Performance Goals are to be measured.

(nn) “Performance Share” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Share, as determined by the Committee, based on performance.

(oo) “Performance Unit” means a right granted to a Participant pursuant to Section 10 to receive a payment equal to the value of a Performance Unit, as determined by the Committee, based upon performance.

(pp) “Restricted Stock Award” means an Award of a Restricted Stock Bonus or a Restricted Stock Purchase Right.

(qq) “Restricted Stock Bonus” means Stock granted to a Participant pursuant to Section 8.

(rr) “Restricted Stock Purchase Right” means a right to purchase Stock granted to a Participant pursuant to Section 8.

(ss) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 9 to receive a share of Stock on a date determined in accordance with the provisions of such Sections, as applicable, and the Participant’s Award Agreement.

(tt) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(uu) “SAR” or “Stock Appreciation Right” means a right granted to a Participant pursuant to Section 7 to receive payment, for each share of Stock subject to such Award, of an amount equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the Award over the exercise price.

(vv) “Section 162(m)” means Section 162(m) of the Code.

(ww) “Section 409A” means Section 409A of the Code.

(xx) “Section 409A Deferred Compensation” means compensation provided pursuant to an Award that constitutes deferred compensation subject to and not exempted from the requirements of Section 409A.

(yy) “Securities Act” means the Securities Act of 1933, as amended.

(zz) “Service” means a Participant’s employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. Unless otherwise provided by the Committee, a Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders such Service or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, unless otherwise provided by the Committee, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, an unpaid leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service or upon the business entity for which the Participant performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of such termination.

(aaa) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 4.3.

(bbb) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(ccc) “Ten Percent Owner” means a Participant who, at the time an Option is granted to the Participant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company (other than an Affiliate) within the meaning of Section 422(b)(6) of the Code.

(ddd) “Trading Compliance Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(eee) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

2.2 Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

3.1 Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein. All expenses incurred in connection in the administration of the Plan shall be paid by the Company.

3.2 Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

3.3 Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

3.4 Committee Complying with Section 162(m). If the Company is a “publicly held corporation” within the meaning of Section 162(m), the Board may establish a Committee of “outside directors” within the meaning of Section 162(m) to approve the grant of any Award intended to result in the payment of Performance-Based Compensation.

3.5 Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a) to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock, units or monetary value to be subject to each Award;

(b) to determine the type of Award granted;

(c) to determine the Fair Market Value of shares of Stock or other property;

(d) to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with any Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the Performance Measures, Performance Period, Performance Award Formula and Performance Goals applicable to any Award and the extent to which such Performance Goals have been attained, (vi) the time of the expiration of any Award, (vii) the effect of the Participant’s termination of Service on any of the foregoing, and (viii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e) to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f) to approve one or more forms of Award Agreement;

(g) to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(h) to accelerate, continue, extend or defer the exercisability or vesting of any Award or any shares acquired pursuant thereto, including with respect to the period following a Participant’s termination of Service;

(i) to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j) to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

3.6 Option or SAR Repricing. Without the affirmative vote of holders of a majority of the shares of Stock cast in person or by proxy at a meeting of the stockholders of the Company at which a quorum representing a majority of all outstanding shares of Stock is present or represented by proxy, the Board shall not approve a program providing for either (a) the cancellation of outstanding Options or SARs having exercise prices per share greater than the then Fair Market Value of a share of Stock (“Underwater Awards”) and the grant in substitution therefore of new Options or SARs having a lower exercise price, Full Value Awards or payments in cash, or (b) the amendment of outstanding Underwater Awards to reduce the exercise price thereof. This Section shall not be construed to apply to “issuing or assuming a stock option in a transaction to which Section 424(a) applies,” within the meaning of Section 424 of the Code or to an adjustment pursuant to Section 4.3.

3.7 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Participating Company Group, members of the Board or the Committee and any officers or employees of the Participating Company Group to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4. SHARES SUBJECT TO PLAN.

4.1 Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be equal to five million (5,000,000)  and shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

4.2 Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company for an amount not greater than the Participant’s purchase price, the shares of Stock allocable to the terminated portion of such Award or such forfeited or repurchased shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in shares of Stock pursuant to the exercise of an SAR, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the SAR is exercised. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant, or by means of a Net-Exercise, the number of shares available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 16.2 shall not again be available for issuance under the Plan.

4.3 Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company and the requirements of Sections 409A and 424 of the Code to the extent applicable, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and kind of shares subject to the Plan and to any outstanding Awards, in the Award limits set forth in Section 5.3 and in the exercise or purchase price per share under any outstanding Award in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and in no event may the exercise or purchase price under any Award be decreased to an amount less than the par value, if any, of the stock subject to such Award. The Committee in its discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate, including modification of Performance Goals, Performance Award Formulas and Performance Periods. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

The Committee may, without affecting the number of shares of Stock reserved or available hereunder, authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with Section 409A and any other applicable provisions of the Code.

5. ELIGIBILITY, PARTICIPATION AND AWARD LIMITATIONS.

5.1 Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

5.2 Participation in the Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.3 Incentive Stock Option Limitations.

(a) Maximum Number of Shares Issuable Pursuant to Incentive Stock Options. Subject to adjustment as provided in Sections 4.2 and 4.3, the maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise of Incentive Stock Options shall not exceed five million (5,000,000). The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to all Awards other than Incentive Stock Options shall be the number of shares determined in accordance with Section 4.1, subject to adjustment as provided in Sections 4.2 and 4.3.

(b) Persons Eligible. An Incentive Stock Option may be granted only to a person who, on the effective date of grant, is an Employee of the Company, a Parent Corporation or a Subsidiary Corporation (each being an “ISO-Qualifying Corporation”). Any person who is not an Employee of an ISO-Qualifying Corporation on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

(c) Fair Market Value Limitation. To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by a Participant for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portion of such options which exceeds such amount shall be treated as Nonstatutory Stock Options. For purposes of this Section, options designated as Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a limitation different from that set forth in this Section, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section, the Participant may designate which portion of such Option the Participant is exercising. In the absence of such designation, the Participant shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Upon exercise, shares issued pursuant to each such portion shall be separately identified.

5.4 Other Award Limits.

(a) Aggregate Limit on Full Value Awards. The maximum aggregate number of shares of Stock that may be issued under the Plan pursuant to the exercise or settlement of Full Value Awards shall not exceed two million (2,000,000), subject to adjustment as provided in Sections 4.2 and 4.3.

(b) Section 162(m) Award Limits. Subject to adjustment as provided in Section 4.3, no Employee shall be granted within any fiscal year of the Company one or more Awards which in the aggregate are for more than five hundred thousand (500,000) shares or, if applicable, which could result in such Employee receiving more than Two Million Five Hundred Thousand dollars ($2,500,000) for each full fiscal year of the Company contained in the Performance Period for such Award.

6.	STOCK OPTIONS.

Options shall be evidenced by Award Agreements specifying the number of shares of Stock covered thereby, in such form as the Committee shall from time to time establish. Award Agreements evidencing Options may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1 Exercise Price. The exercise price for each Option shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner qualifying under the provisions of Section 424(a) of the Code.

6.2 Exercisability and Term of Options. Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option. Subject to the foregoing, unless otherwise specified by the Committee in the grant of an Option, each Option shall terminate ten (10) years after the effective date of grant of the Option, unless earlier terminated in accordance with its provisions.

6.3 Payment of Exercise Price.

(a) Forms of Consideration Authorized. Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or in cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Participant having a Fair Market Value not less than the exercise price, (iii) by delivery of a properly executed notice of exercise together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal

Reserve System) (a “Cashless Exercise”), (iv) by delivery of a properly executed notice electing a Net-Exercise, (v) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (vi) by any combination thereof. The Committee may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

(b) Limitations on Forms of Consideration.

(i) Tender of Stock. Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Unless otherwise provided by the Committee, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Participant for such period of time, if any, as the Company may require (and not used for another Option exercise by attestation during such period) or were not acquired, directly or indirectly, from the Company.

(ii) Cashless Exercise. The Company reserves, at any and all times, the right, in the Company’s sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise, including with respect to one or more Participants specified by the Company notwithstanding that such program or procedures may be available to other Participants.

6.4 Effect of Termination of Service.

(a) Option Exercisability. Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Committee, an Option shall terminate immediately upon the Participant’s termination of Service to the extent that it is then unvested and shall be exercisable after the Participant’s termination of Service to the extent it is then vested only during the applicable time period determined in accordance with this Section and thereafter shall terminate.

(i) Disability. If the Participant’s Service terminates because of the Disability of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant (or the Participant’s guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the date of expiration of the Option’s term as set forth in the Award Agreement evidencing such Option (the “Option Expiration Date”).

(ii) Death. If the Participant’s Service terminates because of the death of the Participant, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant’s legal representative or other person who acquired the right to exercise the Option by reason of the Participant’s death at any time prior to the expiration of twelve (12) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date. The Participant’s Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant’s termination of Service.

(iii) Termination for Cause. Notwithstanding any other provision of the Plan to the contrary, if the Participant’s Service is terminated for Cause or if, following the Participant’s termination of Service and during any period in which the Option otherwise would remain exercisable, the Participant engages in any act that would constitute Cause, the Option shall terminate in its entirety and cease to be exercisable immediately upon such termination of Service or act.

(iv) Other Termination of Service. If the Participant’s Service terminates for any reason, except Disability, death or Cause, the Option, to the extent unexercised and exercisable for vested shares on the date on which the Participant’s Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant’s Service terminated, but in any event no later than the Option Expiration Date.

(b) Extension if Exercise Prevented by Law. Notwithstanding the foregoing, other than termination of Service for Cause, if the exercise of an Option within the applicable time periods set forth in Section 6.4(a) is prevented by the provisions of Section 14 below, the Option shall remain exercisable until the later of (i) thirty (30) days after the date such exercise first would no longer be prevented by such provisions or (ii) the end of the applicable time period under Section  6.4(a), but in any event no later than the Option Expiration Date.

6.5 Transferability of Options. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An Option shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Option, an Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act or, in the case of an Incentive Stock Option, only as permitted by applicable regulations under Section 421 of the Code in a manner that does not disqualify such Option as an Incentive Stock Option.

7. STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing SARs may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1 Types of SARs Authorized. SARs may be granted in tandem with all or any portion of a related Option (a “Tandem SAR”) or may be granted independently of any Option (a “Freestanding SAR”). A Tandem SAR may only be granted concurrently with the grant of the related Option.

7.2 Exercise Price. The exercise price for each SAR shall be established in the discretion of the Committee; provided, however, that (a) the exercise price per share subject to a Tandem SAR shall be the exercise price per share under the related Option and (b) the exercise price per share subject to a Freestanding SAR shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the SAR.

7.3 Exercisability and Term of SARs.

(a) Tandem SARs. Tandem SARs shall be exercisable only at the time and to the extent, and only to the extent, that the related Option is exercisable, subject to such provisions as the Committee may specify where the Tandem SAR is granted with respect to less than the full number of shares of Stock subject to the related Option. The Committee may, in its discretion, provide in any Award Agreement evidencing a Tandem SAR that such SAR may not be exercised without the advance approval of the Company and, if such approval is not given, then the Option shall nevertheless remain exercisable in accordance with its terms. A Tandem SAR shall terminate and cease to be exercisable no later than the date on which the related Option expires or is terminated or canceled. Upon the exercise of a Tandem SAR with respect to some or all of the shares subject to such SAR, the related Option shall be canceled automatically as to the number of shares with respect to which the Tandem SAR was exercised. Upon the exercise of an Option related to a Tandem SAR as to some or all of the shares subject to such Option, the related Tandem SAR shall be canceled automatically as to the number of shares with respect to which the related Option was exercised.

(b) Freestanding SARs. Freestanding SARs shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Committee and set forth in the Award Agreement evidencing such SAR; provided, however, that no Freestanding SAR shall be exercisable after the expiration of ten (10) years after the effective date of grant of such SAR.

7.4 Exercise of SARs. Upon the exercise (or deemed exercise pursuant to Section 7.5) of an SAR, the Participant (or the Participant’s legal representative or other person who acquired the right to exercise the SAR by reason of the Participant’s death) shall be entitled to receive payment of an amount for each share with respect to which the SAR is exercised equal to the excess, if any, of the Fair Market Value of a share of Stock on the date of exercise of the SAR over the exercise price. Payment of such amount shall be made (a) in the case of a Tandem SAR, solely in shares of Stock in a lump sum upon the date of exercise of the SAR and (b) in the case of a Freestanding SAR, in cash, shares of Stock, or any combination thereof as determined by the Committee, in a lump sum upon the date of exercise of the SAR. When payment is to be made in shares of Stock, the number of shares to be issued shall be determined on the basis of the Fair Market Value of a share of Stock on the date of exercise of the SAR. For purposes of Section 7, an SAR shall be deemed exercised on the date on which the Company receives notice of exercise from the Participant or as otherwise provided in Section 7.5.

7.5 Deemed Exercise of SARs. If, on the date on which an SAR would otherwise terminate or expire, the SAR by its terms remains exercisable immediately prior to such termination or expiration and, if so exercised, would result in a payment to the holder of such SAR, then any portion of such SAR which has not previously been exercised shall automatically be deemed to be exercised as of such date with respect to such portion.

7.6 Effect of Termination of Service. Subject to earlier termination of the SAR as otherwise provided herein and unless otherwise provided by the Committee, an SAR shall be exercisable after a Participant’s termination of Service only to the extent and during the applicable time period determined in accordance with Section 6.4 (treating the SAR as if it were an Option) and thereafter shall terminate.

7.7 Transferability of SARs. During the lifetime of the Participant, an SAR shall be exercisable only by the Participant or the Participant’s guardian or legal representative. An SAR shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Committee, in its discretion, and set forth in the Award Agreement evidencing such Award, a Tandem SAR related to a Nonstatutory Stock Option or a Freestanding SAR shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to Form S-8 under the Securities Act.

8. RESTRICTED STOCK AWARDS.

Restricted Stock Awards shall be evidenced by Award Agreements specifying whether the Award is a Restricted Stock Bonus or a Restricted Stock Purchase Right and the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

8.1 Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted in the form of either a Restricted Stock Bonus or a Restricted Stock Purchase Right. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of or satisfaction of Vesting Conditions applicable to a Restricted Stock Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

8.2 Purchase Price. The purchase price for shares of Stock issuable under each Restricted Stock Purchase Right shall be established by the Committee in its discretion. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Bonus, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock subject to a Restricted Stock Award.

8.3 Purchase Period. A Restricted Stock Purchase Right shall be exercisable within a period established by the Committee, which shall in no event exceed thirty (30) days from the effective date of the grant of the Restricted Stock Purchase Right.

8.4 Payment of Purchase Price. Except as otherwise provided below, payment of the purchase price for the number of shares of Stock being purchased pursuant to any Restricted Stock Purchase Right shall be made (a) in cash, by check or in cash equivalent, (b) by such other consideration as may be approved by the Committee from time to time to the extent permitted by applicable law, or (c)  by any combination thereof.

8.5 Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 8.8. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Trading Compliance Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

8.6 Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 8.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares; provided, however, that if so determined by the Committee and provided by the Award Agreement, such dividends and distributions shall be subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

8.7 Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then (a) the Company shall have the option to repurchase for the purchase price paid by the Participant any shares acquired by the Participant pursuant to a Restricted Stock Purchase Right which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service and (b) the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Bonus which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

8.8 Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

9. RESTRICTED STOCK UNIT AWARDS.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

9.1 Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more Performance Goals described in Section 10.4. If either the grant of a Restricted Stock Unit Award or the Vesting Conditions with respect to such Award is to be contingent upon the attainment of one or more Performance Goals, the Committee shall follow procedures substantially equivalent to those set forth in Sections 10.3 through 10.5(a).

9.2 Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to a Participating Company or for its benefit. Notwithstanding the foregoing, if required by applicable state corporate law, the Participant shall furnish consideration in the form of cash or past services rendered to a Participating Company or for its benefit having a value not less than the par value of the shares of Stock issued upon settlement of the Restricted Stock Unit Award.

9.3 Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Trading Compliance Policy, then the satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Trading Compliance Policy or (b) the later of (i) last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

9.4 Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

9.5 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary (including the Participant’s death or disability), then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

9.6 Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

9.7 Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

10. PERFORMANCE AWARDS.

Performance Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Performance Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

10.1 Types of Performance Awards Authorized. Performance Awards may be granted in the form of either Performance Shares or Performance Units. Each Award Agreement evidencing a Performance Award shall specify the number of Performance Shares or Performance Units subject thereto, the Performance Award Formula, the Performance Goal(s) and Performance Period applicable to the Award, and the other terms, conditions and restrictions of the Award.

10.2 Initial Value of Performance Shares and Performance Units. Unless otherwise provided by the Committee in granting a Performance Award, each Performance Share shall have an initial monetary value equal to the Fair Market Value of one (1) share of Stock, subject to adjustment as provided in Section 4.3, on the effective date of grant of the Performance Share, and each Performance Unit shall have an initial monetary value established by the Committee at the time of grant. The final value payable to the Participant in settlement of a Performance Award determined on the basis of the applicable Performance Award Formula will depend on the extent to which Performance Goals established by the Committee are attained within the applicable Performance Period established by the Committee.

10.3 Establishment of Performance Period, Performance Goals and Performance Award Formula. In granting each Performance Award, the Committee shall establish in writing the applicable Performance Period, Performance Award Formula and one or more Performance Goals which, when measured at the end of the Performance Period, shall determine on the basis of the Performance Award Formula the final value of the Performance Award to be paid to the Participant. Unless otherwise permitted in compliance with the requirements under Section 162(m) with respect to each Performance Award intended to result in the payment of Performance-Based Compensation, the Committee shall establish the Performance Goal(s) and Performance Award Formula applicable to each Performance Award no later than the earlier of (a) the date ninety (90) days after the commencement of the applicable Performance Period or (b) the date on which 25% of the Performance Period has elapsed, and, in any event, at a time when the outcome of the Performance Goals remains substantially uncertain. Once established, the Performance Goals and Performance Award Formula applicable to a Covered Employee shall not be changed during the Performance Period. The Company shall notify each Participant granted a Performance Award of the terms of such Award, including the Performance Period, Performance Goal(s) and Performance Award Formula.

10.4 Measurement of Performance Goals. Performance Goals shall be established by the Committee on the basis of targets to be attained (“Performance Targets”) with respect to one or more measures of business or financial performance (each, a “Performance Measure”), subject to the following:

(a) Performance Measures. Performance Measures shall have the same meanings as used in the Company’s financial statements, or, if such terms are not used in the Company’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Company’s industry. Performance Measures shall be calculated with respect to the Company and each Subsidiary Corporation consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures applicable to a Performance Award shall be calculated in accordance with generally accepted accounting principles, if applicable, but prior to the accrual or payment of any Performance Award for the same Performance Period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the Performance Goals applicable to the Performance Award. Each such adjustment, if any, shall be made solely for the purpose of providing a consistent basis from period to period for the calculation of Performance Measures in order to prevent the dilution or enlargement of the Participant’s rights with respect to a Performance Award. Performance Measures may be one or more of the following, as determined by the Committee:

(i)	revenue;

(ii)	sales;

(iii)	expenses;

(iv)	operating income;

(v)	gross margin;

(vi)	operating margin;

(vii)	earnings before any one or more of: stock-based compensation expense, interest, taxes, depreciation and amortization;

(viii)	pre-tax profit;

(ix)	net operating income;

(x)	net income;

(xi)	economic value added;

(xii)	free cash flow;

(xiii)	operating cash flow;

(xiv)	balance of cash, cash equivalents and marketable securities;

(xv)	stock price;

(xvi)	earnings per share;

(xvii)	return on stockholder equity;

(xviii)	return on capital;

(xix)	return on assets;

(xx)	return on investment;

(xxi)	employee satisfaction;

(xxii)	employee retention;

(xxiii)	market share;

(xxiv)	customer satisfaction;

(xxv)	product development;

(xxvi)	research and development expenses;

(xxvii)	completion of an identified special project; and

(xxviii)	completion of a joint venture or other corporate transaction.

(b) Performance Targets. Performance Targets may include a minimum, maximum, target level and intermediate levels of performance, with the final value of a Performance Award determined under the applicable Performance Award Formula by the level attained during the applicable Performance Period. A Performance Target may be stated as an absolute value or as a value determined relative to an index, budget or other standard selected by the Committee.

10.5 Settlement of Performance Awards.

(a) Determination of Final Value. As soon as practicable following the completion of the Performance Period applicable to a Performance Award, the Committee shall certify in writing the extent to which the applicable Performance Goals have been attained and the resulting final value of the Award earned by the Participant and to be paid upon its settlement in accordance with the applicable Performance Award Formula.

(b) Discretionary Adjustment of Award Formula. In its discretion, the Committee may, either at the time it grants a Performance Award or at any time thereafter, provide for the positive or negative adjustment of the Performance Award Formula applicable to a Performance Award granted to any Participant who is not a Covered Employee to reflect such Participant’s individual performance in his or her position with the Company or such other factors as the Committee may determine. If permitted under a Covered Employee’s Award Agreement, the Committee shall have the discretion, on the basis of such criteria as may be established by the Committee, to reduce some or all of the value of the Performance Award that would otherwise be paid to the Covered Employee upon its settlement notwithstanding the attainment of any Performance Goal and the resulting value of the Performance Award determined in accordance with the Performance Award Formula. No such reduction may result in an increase in the amount payable upon settlement of another Participant’s Performance Award that is intended to result in Performance-Based Compensation.

(c) Effect of Leaves of Absence. Unless otherwise required by law or a Participant’s Award Agreement, payment of the final value, if any, of a Performance Award held by a Participant who has taken in excess of thirty (30) days in unpaid leaves of absence during a Performance Period shall be prorated on the basis of the number of days of the Participant’s Service during the Performance Period during which the Participant was not on an unpaid leave of absence.

(d) Notice to Participants. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), the Company shall notify each Participant of the determination of the Committee.

(e) Payment in Settlement of Performance Awards. As soon as practicable following the Committee’s determination and certification in accordance with Sections 10.5(a) and (b), but in any event within the Short-Term Deferral Period described in Section 15.1 (except as otherwise provided below or consistent with the requirements of Section 409A), payment shall be made to each eligible Participant (or such Participant’s legal representative or other person who acquired the right to receive such payment by reason of the Participant’s death) of the final value of the Participant’s Performance Award. Payment of such amount shall be made in cash, shares of Stock, or a combination thereof as determined by the Committee. Unless otherwise provided in the Award Agreement evidencing a Performance Award, payment shall be made in a lump sum. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the payment to be made to Participant pursuant to this Section, and such deferred payment date(s) elected by the Participant shall be set forth in the Award Agreement. If any payment is to be made on a deferred basis, the Committee may, but shall not be obligated to, provide for the payment during the deferral period of Dividend Equivalent Rights or interest.

(f) Provisions Applicable to Payment in Shares. If payment is to be made in shares of Stock, the number of such shares shall be determined by dividing the final value of the Performance Award by the Fair Market Value of a share of Stock determined by the method specified in the Award Agreement. Shares of Stock issued in payment of any Performance Award may be fully vested and freely transferable shares or may be shares of Stock subject to Vesting Conditions as provided in Section 8.5. Any shares subject to Vesting Conditions shall be evidenced by an appropriate Award Agreement and shall be subject to the provisions of Sections 8.5 through 8.8 above.

10.6 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Performance Share Awards until the date of the issuance of such shares, if any (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Performance Share Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date the Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date on which the Performance Shares are settled or the date on which they are forfeited. Such Dividend Equivalent Rights, if any, shall be credited to the Participant in the form of additional whole Performance Shares as of the date of payment of such cash dividends on Stock. The number of additional Performance Shares (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on the dividend payment date with respect to the number of shares of Stock represented by the Performance Shares previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Dividend Equivalent Rights may be paid currently or may be accumulated and paid to the extent that Performance Shares become nonforfeitable, as determined by the Committee. Settlement of Dividend Equivalent Rights may be made in cash, shares of Stock, or a combination thereof as determined by the Committee, and may be paid on the same basis as settlement of the related Performance Share as provided in Section 10.5. Dividend Equivalent Rights shall not be paid with respect to Performance Units. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Performance Share Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Performance Share Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Performance Goals as are applicable to the Award.

10.7 Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Performance Award, the effect of a Participant’s termination of Service on the Performance Award shall be as follows:

(a) Death or Disability. If the Participant’s Service terminates because of the death or Disability of the Participant before the completion of the Performance Period applicable to the Performance Award, the final value of the Participant’s Performance Award shall be determined by the extent to which the applicable Performance Goals have been attained with respect to the entire Performance Period and shall be prorated based on the number of months of the Participant’s Service during the Performance Period. Payment shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

(b) Other Termination of Service. If the Participant’s Service terminates for any reason except death or Disability before the completion of the Performance Period applicable to the Performance Award, such Award shall be forfeited in its entirety; provided, however, that in the event of an involuntary termination of the Participant’s Service, the Committee, in its discretion, may waive the automatic forfeiture of all or any portion of any such Award and determine the final value of the Performance Award in the manner provided by Section 10.7(a). Payment of any amount pursuant to this Section shall be made following the end of the Performance Period in any manner permitted by Section 10.5.

10.8 Nontransferability of Performance Awards. Prior to settlement in accordance with the provisions of the Plan, no Performance Award shall be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Performance Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

11. CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS.

Cash-Based Awards and Other Stock-Based Awards shall be evidenced by Award Agreements in such form as the Committee shall from time to time establish. Award Agreements evidencing Cash-Based Awards and Other Stock-Based Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

11.1 Grant of Cash-Based Awards. Subject to the provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms and conditions, including the achievement of performance criteria, as the Committee may determine.

11.2 Grant of Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of this Plan (including the grant or offer for sale of unrestricted securities, stock-equivalent units, stock appreciation units, securities or debentures convertible into common stock or other forms determined by the Committee) in such amounts and subject to such terms and conditions as the Committee shall determine. Such Awards may involve the transfer of actual shares of Stock to Participants, or payment in cash or otherwise of amounts based on the value of Stock and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

11.3 Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a monetary payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of shares of Stock or units based on such shares of Stock, as determined by the Committee. The Committee may require the satisfaction of such Service requirements, conditions, restrictions or performance criteria, including, without limitation, Performance Goals as described in Section 10.4, as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. If the Committee exercises its discretion to establish performance criteria, the final value of Cash-Based Awards or Other Stock-Based Awards that will be paid to the Participant will depend on the extent to which the performance criteria are met. The establishment of performance criteria with respect to the grant or vesting of any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall follow procedures substantially equivalent to those applicable to Performance Awards set forth in Section 10.

11.4 Payment or Settlement of Cash-Based Awards and Other Stock-Based Awards. Payment or settlement, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, shares of Stock or other securities or any combination thereof as the Committee determines. The determination and certification of the final value with respect to any Cash-Based Award or Other Stock-Based Award intended to result in Performance-Based Compensation shall comply with the requirements applicable to Performance Awards set forth in Section 10. To the extent applicable, payment or settlement with respect to each Cash-Based Award and Other Stock-Based Award shall be made in compliance with the requirements of Section  409A.

11.5 Voting Rights; Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Other Stock-Based Awards until the date of the issuance of such shares of Stock (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), if any, in settlement of such Award. However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Other Stock-Based Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid in accordance with the provisions set forth in Section 9.4. Dividend Equivalent Rights shall not be granted with respect to Cash-Based Awards. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 4.3, appropriate adjustments shall be made in the Participant’s Other Stock-Based Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of such Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions and performance criteria, if any, as are applicable to the Award.

11.6 Effect of Termination of Service. Each Award Agreement evidencing a Cash-Based Award or Other Stock-Based Award shall set forth the extent to which the Participant shall have the right to retain such Award following termination of the Participant’s Service. Such provisions shall be determined in the discretion of the Committee, need not be uniform among all Cash-Based Awards or Other Stock-Based Awards, and may reflect distinctions based on the reasons for termination, subject to the requirements of Section 409A, if applicable.

11.7 Nontransferability of Cash-Based Awards and Other Stock-Based Awards. Prior to the payment or settlement of a Cash-Based Award or Other Stock-Based Award, the Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. The Committee may impose such additional restrictions on any shares of Stock issued in settlement of Cash-Based Awards and Other Stock-Based Awards as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such shares of Stock are then listed and/or traded, or under any state securities laws or foreign law applicable to such shares of Stock.

12. STANDARD FORMS OF AWARD AGREEMENT.

12.1 Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement, which execution may be evidenced by electronic means. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

12.2 Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

13. CHANGE IN CONTROL.

13.1 Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A, if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. In its discretion, the Committee may provide in the grant of any Award or at any other time may take such action as it deems appropriate to provide for acceleration of the exercisability, vesting and/or settlement in connection with a Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, and to such extent as the Committee shall determine.

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Outstanding Stock-Based Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award denominated in shares of Stock or portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced (but not below zero) by the exercise or purchase price per share, if any, under such Award. In the event such determination is made by the Committee, an Award having an exercise or purchase price per share equal to or greater than the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control may be canceled without payment of consideration to the holder thereof. Payment pursuant to this Section (reduced by applicable withholding taxes, if any) shall be made to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

13.2 Effect of Change in Control on Nonemployee Director Awards. Subject to the requirements and limitations of Section 409A, if applicable, including as provided by Section 15.4(e), in the event of a Change in Control, each outstanding Nonemployee Director Award shall become immediately exercisable and vested in full and, except to the extent assumed, continued or substituted for pursuant to Section 13.1(b), shall be settled effective immediately prior to the time of consummation of the Change in Control.

13.3 Federal Excise Tax Under Section 4999 of the Code.

(a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 13.3(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 13.3(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants charge in connection with their services contemplated by this Section.

14. COMPLIANCE WITH SECURITIES LAW.

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award, or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

15. COMPLIANCE WITH SECTION 409A.

15.1 Awards Subject to Section 409A. The Company intends that Awards granted pursuant to the Plan shall either be exempt from or comply with Section 409A, and the Plan shall be so construed. The provisions of this Section 15 shall apply to any Award or portion thereof that constitutes or provides for payment of Section 409A Deferred Compensation. Such Awards may include, without limitation:

(a) A Nonstatutory Stock Option or SAR that includes any feature for the deferral of compensation other than the deferral of recognition of income until the later of (i) the exercise or disposition of the Award or (ii) the time the stock acquired pursuant to the exercise of the Award first becomes substantially vested.

(b) Any Restricted Stock Unit Award, Performance Award, Cash-Based Award or Other Stock-Based Award that either (i) provides by its terms for settlement of all or any portion of the Award at a time or upon an event that will or may occur later than the end of the Short-Term Deferral Period (as defined below) or (ii) permits the Participant granted the Award to elect one or more dates or events upon which the Award will be settled after the end of the Short-Term Deferral Period.

Subject to the provisions of Section 409A, the term “Short-Term Deferral Period” means the 2 1/2 month period ending on the later of (i) the 15th day of the third month following the end of the Participant’s taxable year in which the right to payment under applicable portion of the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s taxable year in which the right to payment under the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning provided by Section 409A.

15.2 Deferral and/or Distribution Elections. Except as otherwise permitted or required by Section 409A, the following rules shall apply to any compensation deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to an Award providing Section 409A Deferred Compensation:

(a) Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan.

(b) Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant.

(c) Elections shall continue in effect until a written revocation or change in Election is received by the Company, except that a written revocation or change in Election must be received by the Company prior to the last day for making the Election determined in accordance with paragraph (b) above or as permitted by Section 15.3.

15.3 Subsequent Elections. Except as otherwise permitted or required by Section 409A, any Award providing Section 409A Deferred Compensation which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

(a) No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made.

(b) Each subsequent Election related to a payment in settlement of an Award not described in Section 15.4(a)(ii), 15.4(a)(iii) or 15.4(a)(vi) must result in a delay of the payment for a period of not less than five (5) years from the date on which such payment would otherwise have been made.

(c) No subsequent Election related to a payment pursuant to Section 15.4(a)(iv) shall be made less than twelve (12) months before the date on which such payment would otherwise have been made.

(d) Subsequent Elections shall continue in effect until a written revocation or change in the subsequent Election is received by the Company, except that a written revocation or change in a subsequent Election must be received by the Company prior to the last day for making the subsequent Election determined in accordance the preceding paragraphs of this Section 15.3.

15.4 Payment of Section 409A Deferred Compensation.

(a) Permissible Payments. Except as otherwise permitted or required by Section 409A, an Award providing Section 409A Deferred Compensation must provide for payment in settlement of the Award only upon one or more of the following:

(i) The Participant’s “separation from service” (as such term is defined by Section 409A);

(ii) The Participant’s becoming “disabled” (as such term is defined by Section 409A);

(iii) The Participant’s death;

(iv) A time or fixed schedule that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award or (ii) specified by the Participant in an Election complying with the requirements of Section 15.2 or 15.3, as applicable;

(v) A change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company determined in accordance with Section 409A; or

(vi) The occurrence of an “unforeseeable emergency” (as such term is defined by Section 409A).

(b) Required Delay in Payment to Specified Employee Pursuant to Separation from Service. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, except as otherwise permitted by Section 409A, no payment pursuant to Section 15.4(a)(i) in settlement of an Award providing for Section 409A Deferred Compensation may be made to a Participant who is a “specified employee” (as such term is defined by Section 409A) as of the date of the Participant’s separation from service before the date (the “Delayed Payment Date”) that is six (6) months after the date of such Participant’s separation from service, or, if earlier, the date of the Participant’s death. All such amounts that would, but for this paragraph, become payable prior to the Delayed Payment Date shall be accumulated and paid on the Delayed Payment Date.

(c) Payment Upon Disability. All distributions payable by reason of a Participant becoming disabled shall be paid in a lump sum or in periodic installments as established by the Participant’s Election. If the Participant has made no Election with respect to distributions upon becoming disabled, all such distributions shall be paid in a lump sum upon the determination that the Participant has become disabled.

(d) Payment Upon Death. If a Participant dies before complete distribution of amounts payable upon settlement of an Award subject to Section 409A, such undistributed amounts shall be distributed to his or her beneficiary under the distribution method for death established by the Participant’s Election upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum upon receipt by the Committee of satisfactory notice and confirmation of the Participant’s death.

(e) Payment Upon Change in Control. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A. Any Award which constitutes Section 409A Deferred Compensation and which would vest and otherwise become payable upon a Change in Control as a result of the failure of the Acquiror to assume, continue or substitute for such Award in accordance with Section 13.1(b) shall vest to the extent provided by such Award but shall be converted automatically at the effective time of such Change in Control into a right to receive, in cash on the date or dates such award would have been settled in accordance with its then existing settlement schedule (or as required by Section 15.4(b)), an amount or amounts equal in the aggregate to the intrinsic value of the Award at the time of the Change in Control.

(f) Payment Upon Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any Award providing for Section 409A Deferred Compensation for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an unforeseeable emergency. In such event, the amount(s) distributed with respect to such unforeseeable emergency cannot exceed the amounts reasonably necessary to satisfy the emergency need plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such emergency need is or may be relieved through reimbursement or compensation by insurance or otherwise, by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship) or by cessation of deferrals under the Award. All distributions with respect to an unforeseeable emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an unforeseeable emergency has occurred. The Committee’s decision with respect to whether an unforeseeable emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

(g) Prohibition of Acceleration of Payments. Notwithstanding any provision of the Plan or an Award Agreement to the contrary, this Plan does not permit the acceleration of the time or schedule of any payment under an Award providing Section 409A Deferred Compensation, except as permitted by Section 409A.

16. TAX WITHHOLDING.

16.1 Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes (including social insurance), if any, required by law to be withheld by any Participating Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Participating Company Group’s tax withholding obligations have been satisfied by the Participant.

16.2 Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of any Participating Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

17. AMENDMENT, SUSPENSION OR TERMINATION OF PLAN.

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be (a) no increase in the maximum aggregate number of shares of Stock that may be issued under the Plan (except by operation of the provisions of Section 4.3), (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the Plan that would require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or quotation system upon which the Stock may then be listed or quoted. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A.

18. MISCELLANEOUS PROVISIONS.

18.1 Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

18.2 Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company for (i) the amount of any payment in settlement of an Award received by such Participant during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement, and (ii) any profits realized by such Participant from the sale of securities of the Company during such twelve- (12-) month period.

18.3 Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

18.4 Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 5, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of a Participating Company to terminate the Participant’s Service at any time. To the extent that an Employee of a Participating Company other than the Company receives an Award under the Plan, that Award shall in no event be understood or interpreted to mean that the Company is the Employee’s employer or that the Employee has an employment relationship with the Company.

18.5 Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 4.3 or another provision of the Plan.

18.6 Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

18.7 Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

18.8 Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards may be included as “compensation” for purposes of computing the benefits payable to any Participant under any Participating Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

18.9 Beneficiary Designation. Subject to local laws and procedures, each Participant may file with the Company a written designation of a beneficiary who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before he or she receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a married Participant designates a beneficiary other than the Participant’s spouse, the effectiveness of such designation may be subject to the consent of the Participant’s spouse. If a Participant dies without an effective designation of a beneficiary who is living at the time of the Participant’s death, the Company will pay any remaining unpaid benefits to the Participant’s legal representative.

18.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

18.11 No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or another Participating Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company or another Participating Company to take any action which such entity deems to be necessary or appropriate.

18.12 Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be considered unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. No Participating Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or any Participating Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of any Participating Company. The Participants shall have no claim against any Participating Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

18.13 Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of California, without regard to its conflict of law rules.

IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Heckmann Corporation 2009 Equity Incentive Plan as duly adopted by the Board on May     , 2009.

Donald G. Ezzell, Corporate Secretary

■

ANNUAL MEETING OF STOCKHOLDERS

PROXY

OF

HECKMANN CORPORATION

MAY 6, 2009

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF

HECKMANN CORPORATION.

The undersigned, having read the Notice of Annual Meeting of Stockholders and the Proxy Statement dated April 2, 2009, receipt of which are hereby acknowledged, hereby appoint(s) Richard J. Heckmann and Donald G. Ezzell, or either of them, with full power and authority to act without the other and with full power of substitution, as proxies to represent and vote, as directed herein, all shares the undersigned is entitled to vote at the annual meeting of stockholders of Heckmann Corporation to be held at 75080 Frank Sinatra Drive, Palm Desert, California 92211, on May 6, 2009 at 10:00 a.m., local time, and at all continuations, adjournments or postponements thereof. You are encouraged to specify your choice by marking the appropriate box. This proxy will be voted as specified by you, but if no choice is specified, it will be voted FOR the election of each Class I and Class II director nominees and FOR each of the other proposals described on this proxy card. Please complete your voting selection, date, sign and mail your proxy card in the envelope provided as soon as possible.

■	(Continued, and to be signed and dated, on the reverse side)	14475	■

ANNUAL MEETING OF STOCKHOLDERS OF

HECKMANN CORPORATION

May 6, 2009

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -	- OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.	IN PERSON - You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

i Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. i

¢	00030300300300000000 9

The Heckmann Corporation Board of Directors unanimously recommends a vote FOR:

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. To elect two Class I directors and two Class II directors.

    Nominees:

        Class I Nominees:

            01 - Lou Holtz

            02 - Edward A. Barkett

        Class II Nominees:

            03 - Dan Quayle

            04 - Andrew D Seidel

Mark here to vote FOR all nominees            ☐

Mark here to WITHHOLD vote for all nominees            ☐

FOR all nominees EXCEPT - To withhold vote for one or more nominees, mark the box to the right ☐ and the corresponding numbered boxes to the right ☐ 01 ☐ 02 ☐ 03 ☐ 04
	FOR	AGAINST	ABSTAIN

2. To approve an amendment to Heckmann Corporation’s certificate of incorporation to increase the number of authorized shares of common stock from 250,000,000 to 500,000,000.	☐	☐	☐

3. To approve the Heckmann Corporation 2009 Equity Incentive Plan.	☐	☐	☐

4. To ratify the appointment of GHP Horwath, P.C. as Heckmann Corporation’s independent auditors for the fiscal year ending December 31, 2009.	☐	☐	☐

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE UPON OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ALL CONTINUATIONS, ADJOURNMENTS OR POSTPONEMENTS THEREOF.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

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Note:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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